                                                  PROSPECTUS - FEBRUARY 28, 2000

Morgan Stanley Dean Witter
                                           NEW YORK MUNICIPAL MONEY MARKET TRUST

                                 [COVER PHOTO]

                                      A MONEY MARKET FUND THAT SEEKS TO PROVIDE
                                    AS HIGH A LEVEL OF DAILY INCOME EXEMPT FROM
                                          FEDERAL AND NEW YORK INCOME TAX AS IS
                           CONSISTENT WITH STABILITY OF PRINCIPAL AND LIQUIDITY

  The Securities and Exchange Commission has not approved or disapproved these securities or passed upon
    the adequacy of this PROSPECTUS. Any representation to the contrary is a criminal offense.

CONTENTS

The Fund                           Investment Objective.........                   1
                                   Principal Investment
                                   Strategies...................                   1
                                   Principal Risks..............                   2
                                   Past Performance.............                   3
                                   Fees and Expenses............                   3
                                   Fund Management..............                   4

Shareholder Information            Pricing Fund Shares..........                   5
                                   How to Buy Shares............                   5
                                   How to Exchange Shares.......                   7
                                   How to Sell Shares...........                   9
                                   Distributions................                  12
                                   Tax Consequences.............                  12

Financial Highlights               .............................                  14

Financial Statements -
December, 1999                     .............................                  15

Our Family of Funds                .............................   Inside Back Cover

                                   THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION
                                   ABOUT THE FUND.
                                   PLEASE READ IT CAREFULLY AND KEEP IT FOR FUTURE
                                   REFERENCE.

[Sidebar]
MONEY MARKET
A MUTUAL FUND HAVING THE GOAL TO SELECT SECURITIES TO PROVIDE CURRENT INCOME WHILE SEEKING TO MAINTAIN A STABLE SHARE PRICE OF $1.00.
YIELD
THE FUND'S YIELD REFLECTS THE ACTUAL INCOME THE FUND PAYS TO YOU EXPRESSED AS A PERCENTAGE OF THE FUND'S SHARE PRICE. BECAUSE THE FUND'S INCOME FROM ITS PORTFOLIO SECURITIES WILL FLUCTUATE, THE INCOME IT IN TURN DISTRIBUTES TO YOU AND THE FUND'S YIELD WILL VARY.
[End Sidebar]

THE FUND

[ICON]  INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
           Morgan Stanley Dean Witter New York Municipal Money Market Trust (the "Fund") is a money market fund that seeks to provide as high a level of daily income exempt from federal and New York income tax as is consistent with stability of principal and liquidity.

[ICON]  PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

           The Fund will invest in high quality, short-term securities that are normally municipal obligations that pay interest exempt from federal and New York income taxes. The Fund's "Investment Manager," Morgan Stanley Dean Witter Advisors Inc., seeks to maintain the Fund's share price at $1.00. The share price remaining stable at $1.00 means that the Fund would preserve the principal value of your investment.

                            The Investment Manager generally invests substantially all of the Fund's assets in New York municipal obligations. The interest on these investments is exempt from New York state, city and federal income tax. The Investment Manager may at times purchase securities that pay interest that is exempt from federal income tax but not from New York state or city taxes. The Fund may invest any amount of its assets in securities that pay interest income subject to the federal "alternative minimum tax," and some taxpayers may have to pay tax on a Fund distribution of this income; see the "Tax Consequences" section of this PROSPECTUS for more details.

                            Municipal obligations are securities issued by state and local governments, and their agencies. These securities typically are "general obligation" or "revenue" bonds, notes or commercial paper. The general obligation securities are secured by the issuer's faith and credit, as well as its taxing power, for payment of principal and interest. Revenue bonds, however, are generally payable from a specific revenue source. They are issued for a wide variety of projects such as financing public utilities, housing units, airports and highways, and schools. Included within the revenue bonds category are participations in lease obligations and installment contracts of municipalities.

           The Fund has fundamental policies of investing at least eighty percent of its total assets in tax-exempt municipal obligations and sixty-five percent in New York tax-exempt municipal obligations; these securities nevertheless may be subject to an "alternative minimum tax." The fundamental policies may not be changed without shareholder approval. While the Fund is classified as a "non-diversified" mutual fund, it will comply with the federal diversification requirements that apply to money market funds.

[ICON]  PRINCIPAL RISKS
--------------------------------------------------------------------------------
           There is no assurance that the Fund will achieve its investment objective.

           CREDIT AND INTEREST RATE RISKS. A principal risk of investing in the Fund is associated with its municipal investments, particularly its concentration in municipal obligations of a single state. Municipal obligations, as with all debt securities, are subject to two types of risks: credit risk and interest rate risk.

           Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and repay the principal on its debt. However, unlike most fixed-income mutual funds, the Fund is subject to the added credit risk of concentrating its investments in a single state -- New York -- and its municipalities. Because the Fund concentrates its investments in securities issued by New York state and local governments and government authorities, the Fund could be affected by political, economic and regulatory developments concerning these issuers. Should any difficulties develop concerning New York issuers' ability to pay principal and/or interest on their debt obligations, the Fund's value and yield could be adversely affected.

           Interest rate risk, another risk of debt securities, refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates.

           The Investment Manager, however, actively manages the Fund's assets to reduce the risk of losing any principal investment as a result of credit or interest rate risks. The Fund's assets are reviewed to maintain or improve creditworthiness. In addition, federal regulations require money market funds, such as the Fund, to invest only in debt obligations of high quality and short-term maturities.

           Shares of the Fund are not bank deposits and are not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, if it is unable to do so, it is possible to lose money by investing in the Fund.

[Sidebar]
ANNUAL TOTAL RETURNS
THIS CHART SHOWS HOW THE PERFORMANCE OF THE FUND'S SHARES HAS VARIED FROM YEAR TO YEAR OVER THE PAST 9 CALENDAR YEARS.
AVERAGE ANNUAL
TOTAL RETURNS
THIS TABLE SHOWS THE FUND'S AVERAGE ANNUAL RETURNS.
ANNUAL FUND
OPERATING EXPENSES
THESE EXPENSES ARE DEDUCTED FROM THE FUND'S ASSETS AND ARE BASED ON EXPENSES PAID FOR THE FISCAL YEAR ENDED DECEMBER 31, 1999.
[End Sidebar]
[ICON]  PAST PERFORMANCE
--------------------------------------------------------------------------------
           The bar chart and table below provide some indication of the risks of investing in the Fund. The Fund's past performance does not indicate how the Fund will perform in the future. For the Fund's most recent 7-day annualized yield, you may call (800) 869-NEWS.

ANNUAL TOTAL RETURNS - CALENDAR YEARS

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1991 3.57%
'92  1.86%
'93  1.36%
'94  1.78%
'95  2.84%
'96  2.53%
'97  2.68%
'98  2.53%
'99  2.29%

             During the periods shown in the bar chart, the highest return for a calendar quarter was 0.90% (quarter ended 3/31/91) and the lowest return for a calendar quarter was 0.32% (quarter ended 3/31/93).

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 1999)
----------------------------------------------------------------------------------
                                                                    LIFE OF FUND
                                    PAST 1 YEAR    PAST 5 YEARS    (SINCE 3/20/90)
----------------------------------------------------------------------------------
 New York Municipal Money Market      2.29%           2.57%             2.67%
----------------------------------------------------------------------------------

[ICON]  FEES AND EXPENSES
--------------------------------------------------------------------------------
             The Fund is a no-load fund. The Fund does not impose any sales charges and does not charge account or exchange fees. The table below briefly describes the Fund's fees and expenses that you may pay if you buy and hold shares of the Fund.

 ANNUAL FUND OPERATING
 EXPENSES
--------------------------------------------------------------------
 Management Fee                                             0.50%
--------------------------------------------------------------------
 Distribution and service (12b-1) fees                      0.10%
--------------------------------------------------------------------
 Other expenses                                             0.28%
--------------------------------------------------------------------
 Total annual Fund operating expenses                       0.88%
--------------------------------------------------------------------

[Sidebar]
MORGAN STANLEY DEAN WITTER ADVISORS INC.
THE INVESTMENT MANAGER IS WIDELY RECOGNIZED AS A LEADER IN THE MUTUAL FUND INDUSTRY AND TOGETHER WITH MORGAN STANLEY DEAN WITTER SERVICES COMPANY INC., ITS WHOLLY-OWNED SUBSIDIARY, HAD APPROXIMATELY $145 BILLION IN ASSETS UNDER MANAGEMENT AS OF JANUARY 31, 2000.
[End Sidebar]

           EXAMPLE
           This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

           The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.

                                                                                 1 YEAR    3 YEARS    5 YEARS     10 YEARS
                                     -------------------------------------------------------------------------------------
                                                                                  $90        $281       $488       $1,086
                                     -------------------------------------------------------------------------------------

[ICON]  FUND MANAGEMENT
--------------------------------------------------------------------------------
           The Fund has retained the Investment Manager - Morgan Stanley Dean Witter Advisors Inc. - to provide administrative services, manage its business affairs and invest its assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Its main business office is located at Two World Trade Center, New York, NY 10048.

           The Fund pays the Investment Manager a monthly management fee as full compensation for the services and facilities furnished to the Fund, and for Fund expenses assumed by the Investment Manager. The fee is based on the Fund's average daily net assets. For the fiscal year ended December 31, 1999 the Fund accrued total compensation to the Investment Manager amounting to 0.50% of the Fund's average daily net assets.

[Sidebar]
CONTACTING A
FINANCIAL ADVISOR
IF YOU ARE NEW TO THE
MORGAN STANLEY DEAN
WITTER FAMILY OF FUNDS AND
WOULD LIKE TO CONTACT A
FINANCIAL ADVISOR, CALL (877) 937-MSDW (TOLL-FREE) FOR THE TELEPHONE NUMBER OF THE MORGAN STANLEY DEAN WITTER OFFICE NEAREST YOU.
YOU MAY ALSO ACCESS OUR OFFICE LOCATOR ON OUR INTERNET SITE AT:
www.msdw.com/individual/funds
[End Sidebar]

SHAREHOLDER INFORMATION

[ICON]  PRICING FUND SHARES
--------------------------------------------------------------------------------
           The price of Fund shares, called "net asset value," is based on the amortized cost of the Fund's portfolio securities. The amortized cost valuation method involves valuing a debt obligation in reference to its cost, rather than market forces.

           The net asset value per share of the Fund is determined once daily at 4:00 p.m. Eastern time on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.

[ICON]  HOW TO BUY SHARES
--------------------------------------------------------------------------------
           You may open a new account to buy Fund shares or buy additional Fund shares for an existing account in several ways. When you buy Fund shares, the shares are purchased at the next share price calculated after we receive your investment in proper form and accompanied by federal or other immediately available funds. You begin earning dividends the business day after the shares are purchased. We reserve the right to reject any order for the purchase of Fund shares.

                                     MINIMUM INVESTMENT AMOUNTS                              MINIMUM INVESTMENT
                                                                                       ------------------------------
                                     --------------------------------------------------------------------------------
                                     INVESTMENT OPTIONS                                   INITIAL          ADDITIONAL
                                     --------------------------------------------------------------------------------
                                      Regular Accounts
                                                                                          $5,000             $100
                                     --------------------------------------------------------------------------------
                                      EASYINVEST-SM-
                                      (Automatically from your checking or savings
                                      account)
                                                                                       not available         $100
                                     --------------------------------------------------------------------------------

           There is no minimum investment amount if you purchase Fund shares through: (1) the Investment Manager's mutual fund asset allocation plan, (2) a program, approved by the Fund's distributor, in which you pay an asset-based fee for advisory, administrative and/ or brokerage services, or (3) employer-sponsored employee benefit plan accounts.

                OPTIONS           PROCEDURES
                ------------------------------------------------------------------------------
                 Contact Your     NEW ACCOUNTS AND SUBSEQUENT INVESTMENTS
                 Financial        You may buy Fund shares by contacting your Morgan Stanley
                 Advisor          Dean Witter Financial Advisor or other authorized financial representative. Your Financial Advisor will assist you,
                 [ICON]           step-by-step, with the procedures to invest in the Fund.
                ------------------------------------------------------------------------------
                 By Mail          NEW ACCOUNTS
                                  To open a new account to buy Fund shares:
                [ICON]
                                  - Complete and sign the attached Application.
                                  - Make out a check for the investment amount to: Morgan
                                  Stanley Dean Witter New York Municipal Money Market Trust.
                                  - Mail the Application and check to Morgan Stanley Dean
                                  Witter Trust FSB at P.O. Box 1040, Jersey City, NJ 07303.
                                  ------------------------------------------------------------
                                  SUBSEQUENT INVESTMENTS
                                  To buy additional shares for an existing Fund account:
                                  - Write a "letter of instruction" to the Fund specifying the name(s) on the account, the account number and the social
                                    security or tax identification number, and the additional
                                    investment amount. The letter must be signed by the
                                    account owner(s).
                                  - Make out a check for the investment amount to: Morgan
                                  Stanley Dean Witter New York Municipal Money Market Trust.
                                  - Mail the letter and check to Morgan Stanley Dean Witter
                                  Trust FSB at the same address as for new accounts.
                ------------------------------------------------------------------------------
                 By wire          NEW ACCOUNTS
                                  To open a new account to buy Fund shares:
                [ICON]
                                  - Mail the attached Application, completed and signed, to
                                  Morgan Stanley Dean Witter Trust FSB at P.O. Box 1040,
                                    Jersey City, NJ 07303.
                                  - Before sending instructions by wire, call us at
                                  (800) 869-NEWS advising us of your purchase and to confirm we have received your Application (at that time we will
                                    provide you with a new account number).
                                  - Wire the instructions specifying the name of the Fund and your account number, along with the additional investment
                                    amount, to The Bank of New York, for credit to the account of "Morgan Stanley Dean Witter Trust FSB, Harborside
                                    Financial Center, Plaza Two, Jersey City, NJ 07303,
                                    Account No. 8900188413."
                                  (When you buy Fund shares, wire purchases received by Morgan
                                  Stanley Dean Witter Trust FSB prior to 12:00 noon Eastern
                                  time are normally effective that day and purchases received after 12:00 noon are normally effective the next business
                                  day.)
                                  ------------------------------------------------------------
                                  SUBSEQUENT INVESTMENTS
                                  To buy additional shares for an existing Fund account:
                                  - Before sending instructions by wire, call us at
                                    (800) 869-NEWS advising us of your purchase.
                                  - Wire the instructions specifying the name of the Fund and your account number, along with the investment amount, to
                                    The Bank of New York, for credit to the account of Morgan
                                    Stanley Dean Witter Trust FSB in the same manner as
                                    opening an account.
                                  (Also, when you buy additional Fund shares, wire purchases received by Morgan Stanley Dean Witter Trust FSB prior to
                                  12:00 noon Eastern time are normally effective that day and purchases received after 12:00 noon are normally effective the next business day.)
                ------------------------------------------------------------------------------
                 EASYINVEST-SM-   NEW ACCOUNTS
                 (Automatically   This program is not available to open a new Fund account or
                 from your        a new account of another Money Market Fund.
                 checking or      ------------------------------------------------------------
                 savings account) SUBSEQUENT INVESTMENTS
                                  EASYINVEST-SM- is a purchase plan that allows you to
                                  transfer money automatically from your checking or savings account to an existing Fund account on a semi-monthly,
                                  monthly or quarterly basis. Contact your Morgan Stanley Dean
                                  Witter Financial Advisor for further information about this service.
                [ICON]
                ------------------------------------------------------------------------------

           ADDITIONAL PURCHASE INFORMATION. If you are a customer of Dean Witter Reynolds or another authorized dealer of Fund shares, you may upon request: (a) have the proceeds from the sale of listed securities invested in Fund shares the day after you receive the proceeds; and
           (b) pay for the purchase of certain listed securities by automatic sale of Fund shares that you own. If you are a customer of Dean Witter Reynolds or another authorized dealer of the Fund's shares, you may have cash balances in your securities account of $1,000 or more automatically invested in shares of the Fund on the next business day after the balance is accrued in your account. Cash balances of less than $1,000 may be automatically invested in Fund shares on a weekly basis.

           PLAN OF DISTRIBUTION. The Fund has adopted a Plan of Distribution in accordance with Rule 12b-1 under the Investment Company Act of 1940. The Plan allows the Fund to pay distribution fees for the sale and distribution of these shares. It also allows the Fund to pay for services to shareholders. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

[ICON]  HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------
           PERMISSIBLE FUND EXCHANGES. You may only exchange shares of the Fund for shares of other continuously offered Morgan Stanley Dean Witter Funds if the Fund shares were acquired in an exchange of shares initially purchased in a Multi-Class Fund or an FSC Fund (subject to a front-end sales charge). In that case, the shares may be subsequently re-exchanged for shares of the same Class of any Multi-Class Fund or FSC Fund or for shares of another Money Market Fund, No-Load Fund, North American Government Income Trust, or Short-Term U.S. Treasury Trust. Of course, if an exchange is not permitted, you may sell shares of the Fund and buy another Fund's shares with the proceeds.

           See the inside back cover of this PROSPECTUS for each Morgan Stanley Dean Witter Fund's designation as a Multi-Class Fund, FSC Fund, No-Load Fund or Money Market Fund. If a Morgan Stanley Dean Witter Fund is not listed, consult the inside back cover of that fund's prospectus for its designation. For purposes of exchanges, shares of FSC Funds are treated as Class A shares of a Multi-Class Fund.

           The current prospectus for each fund describes its investment objective(s), policies and investment minimums, and should be read before investing.

           EXCHANGE PROCEDURES. You can process an exchange by contacting your Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative. Otherwise, you must forward an exchange privilege authorization form to the Fund's transfer agent - Morgan Stanley Dean Witter Trust FSB - and then write the transfer agent or call (800) 869-NEWS to place an exchange order. You can obtain an exchange privilege authorization form by contacting your Financial Advisor or other authorized financial representative or by calling
           (800) 869-NEWS. If you hold share certificates, no exchanges may be processed until we have received all applicable share certificates.

           An exchange to any Morgan Stanley Dean Witter Fund (except a Money Market Fund) is made on the basis of the next calculated net asset values of the Funds involved after the exchange instructions are accepted. When exchanging into a Money Market Fund, the Fund's shares are sold at their next calculated net asset value and the Money Market Fund's shares are purchased at their net asset value on the following business day.

           The Fund may terminate or revise the exchange privilege upon required notice. The check writing privilege is not available for Money Market Fund shares you acquire in an exchange.

           TELEPHONE EXCHANGES. For your protection when calling Morgan Stanley Dean Witter Trust FSB, we will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. These procedures may include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number. Telephone instructions also may be recorded.

           Telephone instructions will be accepted if received by the Fund's transfer agent between 9:00 a.m. and 4:00 p.m. Eastern time on any day the New York Stock Exchange is open for business. During periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the case with the Fund in the past.

           MARGIN ACCOUNTS. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative regarding restrictions on the exchange of such shares.

           EXCHANGING SHARES OF ANOTHER FUND SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE ("CDSC"). There are special considerations when you exchange shares subject to a CDSC of another Morgan Stanley Dean Witter Fund for shares of the Fund. When determining the length of time you held the shares and the corresponding CDSC rate, any period (starting at the end of the month) during which you held shares of the Fund WILL NOT BE COUNTED. Thus, in effect the "holding period" for purposes of calculating the CDSC is frozen upon exchanging into the Fund. Nevertheless, if shares subject to a CDSC are exchanged for shares of the Fund, you will receive a credit when you sell the shares equal to the distribution (12b-1) fees, if any, you paid on those shares while in the Fund up to the amount of any applicable CDSC. See the PROSPECTUS of the Fund that charges the CDSC for more details.

           LIMITATIONS ON EXCHANGES. Certain patterns of exchanges may result in the Fund limiting or prohibiting, at its discretion, additional purchases and/or exchanges. Determinations in this regard may be based on the frequency or dollar amount of previous exchanges. The Fund will notify you in advance of limiting your exchange privileges.

           For further information regarding exchange privileges, you should contact your Morgan Stanley Dean Witter Financial Advisor or call
           (800) 869-NEWS.

[ICON]  HOW TO SELL SHARES
--------------------------------------------------------------------------------
           You can sell some or all of your Fund shares at any time. Your shares will be sold at the next share price calculated after we receive your order to sell as described below.

                OPTIONS                 PROCEDURES
                ------------------------------------------------------------------------------------
                 Contact your           To sell your shares, simply call your Morgan Stanley Dean
                 Financial Advisor      Witter Financial Advisor or other authorized financial
                                        representative.
                                        ------------------------------------------------------------
                [ICON]
                                        Payment will be sent to the address to which the account is registered or deposited in your brokerage account.
                ------------------------------------------------------------------------------------
                 Check-writing Option   You may order a supply of blank checks by requesting them on the investment application or by contacting your Morgan
                                        Stanley Dean Witter Financial Advisor.
                                        ------------------------------------------------------------
                [ICON]
                                        Checks may be written in any amount not less than $500. You must sign checks exactly as your shares are registered. If the account is a joint account, the check may contain one
                                        signature unless the joint owners have specified on an
                                        investment application that all owners are required to sign checks. Only accounts in which no share certificates have
                                        been issued are eligible for the checkwriting privilege.
                                        ------------------------------------------------------------
                                        Payment of check proceeds normally will be made on the next business day after we receive your check in proper form.
                                        Shares purchased by check (including a certified or bank
                                        cashier's check) are not normally available to cover
                                        redemption checks until fifteen days after Morgan Stanley
                                        Dean Witter Trust FSB receives the check used for
                                        investment. A check will not be honored in an amount
                                        exceeding the value of the account at the time the check is presented for payment.
                ------------------------------------------------------------------------------------
                 By Letter              You may also sell your shares by writing a "letter of
                                        instruction" that includes:
                                        - your account number;
                                        - the dollar amount or the number of shares you wish to
                                          sell; and
                [ICON]
                                        - the signature of each owner as it appears on the account.
                                        ------------------------------------------------------------
                                        If you are requesting payment to anyone other than the
                                        registered owner(s) or that payment be sent to any address other than the address of the registered owner(s) or
                                        pre-designated bank account, you will need a signature
                                        guarantee. You can obtain a signature guarantee from an
                                        eligible guarantor acceptable to Morgan Stanley Dean Witter
                                        Trust FSB. (You should contact Morgan Stanley Dean Witter
                                        Trust FSB at (800) 869-NEWS for a determination as to
                                        whether a particular institution is an eligible guarantor.)
                                        A notary public CANNOT provide a signature guarantee.
                                        Additional documentation may be required for shares held by a corporation, partnership, trustee or executor.
                                        ------------------------------------------------------------
                                        Mail the letter to Morgan Stanley Dean Witter Trust FSB at
                                        P.O. Box 983, Jersey City, NJ 07303. If you hold share
                                        certificates, you must return the certificates, along with the letter and any required additional documentation.
                                        ------------------------------------------------------------
                                        A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your
                                        instructions.
                ------------------------------------------------------------------------------------

                OPTIONS                 PROCEDURES
                ------------------------------------------------------------------------------------
                 Systematic             If your investment in all of the Morgan Stanley Dean Witter
                 Withdrawal             Family of Funds has a total market value of at least
                 Plan                   $10,000, you may elect to withdraw amounts of $25 or more, or in any whole percentage of a Fund's balance (provided the amount is at least $25), on a monthly, quarterly,
                                        semi-annual or annual basis, from any Fund with a balance of at least $1,000. Each time you add a Fund to the plan, you must meet the plan requirements.
                                        ------------------------------------------------------------
                [ICON]
                                        To sign up for the Systematic Withdrawal Plan, contact your
                                        Morgan Stanley Dean Witter Financial Advisor or call
                                        (800) 869-NEWS. You may terminate or suspend your plan at
                                        any time. Please remember that withdrawals from the plan are sales of shares, not Fund "distributions," and ultimately
                                        may exhaust your account balance. The Fund may terminate or revise the plan at any time.
                                        ------------------------------------------------------------
                                        When you sell Fund shares through the Systematic Withdrawal
                                        Plan, the shares may be subject to a contingent deferred
                                        sales charge ("CDSC") if they were obtained in exchange for shares subject to a CDSC of another Morgan Stanley Dean
                                        Witter Fund. The CDSC, however, will be waived in an amount up to 12% annually of the Fund's value, although Fund shares with no CDSC will be sold first, followed by those with the lowest CDSC. As such, the waiver benefit will be reduced by the amount of your shares that are not subject to a CDSC.
                                        See the PROSPECTUS of the Fund that charges the CDSC for
                                        more details.
                ------------------------------------------------------------------------------------
                 By Telephone           You may also sell your shares by calling Morgan Stanley Dean
                 or Wire                Witter Trust FSB at (800) 869-NEWS or by sending wire
                                        instructions to Morgan Stanley Dean Witter Trust FSB at
                 [ICON]                 Telex No. 125076. A check will be mailed to the name(s) and address in which the account is registered or, for amounts of $1,000 or more, you may request a wire transfer to the
                                        bank account designated in the application. If you hold
                                        share certificates in your account, you are not eligible for wire redemptions.
                [ICON]
                ------------------------------------------------------------------------------------

           PAYMENT FOR SOLD SHARES. After we receive your complete instructions to sell as described above, a check will be mailed to you within seven days, although we will attempt to make payment within one business day. Payment may also be sent to your brokerage account.

           Payment may be postponed or the right to sell your shares suspended under unusual circumstances. If you request to sell shares that were recently purchased by check, your sale will not be effected until it has been verified that the check has been honored.

           INVOLUNTARY SALES. The Fund reserves the right, on sixty days' notice, to sell the shares of any shareholder whose shares, due to sales by the shareholder, have a value below $1,000. However, before the Fund sells your shares in this manner, we will notify you and allow you sixty days to make an additional investment in an amount that will increase the value of your account to at least the required amount before the sale is processed.

           MONEY MARKET FUND AUTOMATIC SALE PROCEDURES. If you maintain a brokerage account with Dean Witter Reynolds or another authorized dealer of Fund shares, you may elect to have your Fund shares automatically sold from your account to satisfy amounts you owe as a result of purchasing securities or other transactions in your brokerage account.

           If you elect to participate by notifying Dean Witter Reynolds or another authorized dealer of Fund shares, your brokerage account will be scanned each business day prior to the close of business (4:00 p.m. Eastern time). After any cash balances in the account are applied, a sufficient number of Fund shares may be sold to satisfy any amounts you are obligated to pay to Dean Witter Reynolds or another authorized dealer of fund shares. Sales will be effected on the business day before the date you are obligated to make payment, and Dean Witter Reynolds or another authorized dealer of Fund shares will receive the sale proceeds on the following day.

           EASYINVEST -SM- - AUTOMATIC REDEMPTION. You may invest in shares of certain other Morgan Stanley Dean Witter Funds by subscribing to EASYINVEST -SM-, an automatic purchase plan that provides for the automatic investment of any amount from $100 to $5,000 in shares of the specified fund. Under EASYINVEST -SM-, you may direct that a sufficient number of shares of the Fund be automatically sold and the proceeds transferred to Morgan Stanley Dean Witter Trust FSB, on a semi-monthly, monthly or quarterly basis, for investment in shares of the specified fund. Sales of your Fund shares will be made on the business day preceding the investment date and Morgan Stanley Dean Witter Trust FSB will receive the proceeds for investment on the day following the sale date.

           MARGIN ACCOUNTS. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative regarding restrictions on the sale of such shares.

[Sidebar]
TARGETED DIVIDENDS-SM-
YOU MAY SELECT TO HAVE YOUR FUND DISTRIBUTIONS AUTOMATICALLY INVESTED IN ANOTHER MORGAN STANLEY DEAN WITTER FUND THAT YOU OWN. CONTACT YOUR MORGAN STANLEY DEAN WITTER FINANCIAL ADVISOR FOR FURTHER INFORMATION ABOUT THIS SERVICE.
[End Sidebar]

[ICON]  DISTRIBUTIONS
--------------------------------------------------------------------------------
           The Fund passes substantially all of its earnings along to its investors as "distributions." The Fund earns interest from fixed-income investments. These amounts are passed along to Fund shareholders as "income dividend distributions." The Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gain distributions;" the Investment Manager does not anticipate that there will be significant capital gain distributions.

           The Fund declares income dividends, payable on each day the New York Stock Exchange is open for business, of all of its daily net income to shareholders of record as of the close of business the preceding business day. Capital gains, if any, are distributed periodically.

           Distributions are reinvested automatically in additional shares of the Fund (rounded to the last 1/100 of a share) and automatically credited to your account unless you request in writing that distributions be paid in cash. If you elect the cash option, the Fund will reinvest the additional shares and credit your account during the month, then redeem the credited amount no later than the last business day of the month, and mail a check to you no later than seven business days after the end of the month. No interest will accrue on uncashed checks. If you wish to change how your distributions are paid, your request should be received by the Fund's transfer agent, Morgan Stanley Dean Witter Trust FSB, at least five business days prior to the record date of the distributions.

[ICON]  TAX CONSEQUENCES
--------------------------------------------------------------------------------
           As with any investment, you should consider how your Fund investment will be taxed. The tax information in this PROSPECTUS is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Fund.

           Your income dividend distributions are normally exempt from federal and New York state and city income taxes -- to the extent they are derived from New York municipal obligations. Income derived from other portfolio securities may be subject to federal, state and/or local income taxes.

           Income derived from some municipal securities is subject to the federal "alternative minimum tax." Certain tax-exempt securities whose proceeds are used to finance private, for-profit organizations are subject to this special tax system that ensures that

                                                              5    5    0    --
                                                             for office use only

                                                             Morgan Stanley Dean Witter
                                                             New York Municipal
                                                             Money Market Trust

APPLICATION

Morgan Stanley Dean Witter New York Municipal Money Market Trust
Send to: Morgan Stanley Dean Witter Trust FSB (the "Transfer Agent"), P.O. Box 1040, Jersey City, NJ 07303



[REMOVE APPLICATION CAREFULLY]

INSTRUCTIONS       For assistance in completing this application, telephone Morgan Stanley Dean Witter Trust FSB at (800)
                   869-NEWS (Toll-Free).
TO REGISTER
SHARES
SHARES              1.
(please print)      ------------------------------------------------------------------------------------------------------------
                                                 First Name                              Last Name
-As joint tenants,
 use line 1 & 2     2.
                    ------------------------------------------------------------------------------------------------------------
                                                 First Name                              Last Name
                    (Joint tenants with rights of survivorship unless otherwise specified)

                                                                                               ------------------------------
                                                                                                   Social Security Number
-As custodian
 for a minor,       3.
 use lines 1 & 3    ------------------------------------------------------------------------------------------------------------
                                                                   Minor's Name
                    Under the ___________________________ Uniform Gifts to Minors Act          ------------------------------
                              State of Residence of Minor                                      Minor's Social Security Number
-In the name of a
 corporation,       4.
 trust,             ------------------------------------------------------------------------------------------------------------
 partnership
 or other                                                                Name of Corporation, Trust (including trustee name(s))
 institutional                                                                           or Other Organization
 investors, use
 line 4             ------------------------------------------------------------------------------------------------------------

                                                                                               -----------------------------
                                                                                                 Tax Identification Number
                    If Trust, Date of Trust Instrument:
                                                        ------------------------------
---------------------------------------------------------------------------------------------------------------------------------
ADDRESS
                     ------------------------------------------------------------------------------------------------------------

                     ------------------------------------------------------------------------------------------------------------
                        City                                        State                                        Zip Code

---------------------------------------------------------------------------------------------------------------------------------
TO PURCHASE
SHARES:
Minimum Initial    / / CHECK (enclosed) $__________ (Make Payable to Morgan Stanley Dean Witter New York Municipal Money Market
Investment:                                          Trust)
$5,000             / / WIRE* On__________      MF*_________________________________
                                (Date)            (Control number, this transaction)
                   ---------------------------------------------------------------------------------------------------------------
                   Name of Bank                                                                        Branch

                   ---------------------------------------------------------------------------------------------------------------
                   Address

                   ---------------------------------------------------------------------------------------------------------------
                   Telephone Number

                   * For an initial investment made by wiring funds, obtain a control number by calling: (800) 869-NEWS
                     (Toll-Free) or (201) 413-7067.

                    Your bank should wire to:

                   Bank of New York for credit to account of Morgan Stanley Dean Witter Trust FSB

                   Account Number: 8900188413

                   Re: Morgan Stanley Dean Witter New York Municipal Money Market Trust
                   Account Of:  ________________________________________________________
                                (Investor's Account as Registered at the Transfer Agent)

                   Control or Account Number: ____________________________________
                                             (Assigned by Telephone)
---------------------------------------------------------------------------------------------------------------------------------
                                                        OPTIONAL SERVICES
---------------------------------------------------------------------------------------------------------------------------------
                   NOTE: If you are a current shareholder of Morgan Stanley Dean
                   Witter New York Municipal Market Trust, please indicate your fund account number here.
                   [5]  [5]  [0]   - _________________________
---------------------------------------------------------------------------------------------------------------------------------
DIVIDENDS          All dividends will be reinvested daily in additional shares, unless the following option is selected:
                   / / Pay income dividends by check at the end of each month.
---------------------------------------------------------------------------------------------------------------------------------
WRITE YOUR OWN     / / Send an initial supply of checks.
CHECK              FOR JOINT ACCOUNTS:
                   / / Check this box if all owners are required to sign
                   checks.
---------------------------------------------------------------------------------------------------------------------------------

PAYMENT TO               / /  Morgan Stanley Dean Witter Trust FSB is hereby authorized to honor
PREDESIGNATED                 telephonic or other instructions, without signature guarantee, from any
BANK ACCOUNT                  person for the redemption of any or all shares of Morgan Stanley Dean
                              Witter New York Municipal Money Market Trust held in my (our) account
Bank Account must be in       provided that proceeds are transmitted only to the following bank
same  name  as  shares        account. (Absent its own negligence, neither Morgan Stanley Dean
are registered                Witter New York Municipal Money Market Trust nor Morgan Stanley Dean
                              Witter Trust FSB (the "Transfer Agent") shall be liable for any redemption caused by unauthorized instruction(s)):

                         -------------------------------------------------------------      -----------------------------
                         NAME & BANK ACCOUNT NUMBER                                         BANK'S ROUTING TRANSMITTAL CODE
Minimum Amount:                                                                                   (ASK YOUR BANK)
$1,000                   -------------------------------------------------------------
                         NAME OF BANK

                         -------------------------------------------------------------
                         ADDRESS OF BANK

                         (     )
                         -------------------------------------------------------------
                         TELEPHONE NUMBER OF BANK

---------------------------------------------------------------------------------------------------------------------------------
                                                   SIGNATURE AUTHORIZATION
---------------------------------------------------------------------------------------------------------------------------------
FOR ALL ACCOUNTS         NOTE: RETAIN A COPY OF THIS DOCUMENT FOR YOUR RECORDS. ANY MODIFICATION OF
                         THE INFORMATION BELOW WILL REQUIRE AN AMENDMENT TO THIS FORM. THIS DOCUMENT
                         IS IN FULL FORCE AND EFFECT UNTIL ANOTHER DULY EXECUTED FORM IS RECEIVED BY
                         THE TRANSFER AGENT.

                         The "Transfer Agent" is hereby authorized to act as agent for the registered owner of shares of Morgan Stanley Dean Witter New York Municipal Money
                         Market Trust (the "Fund") in effecting redemptions of shares and is authorized to recognize the signature(s) below in payment of funds resulting from such redemptions on behalf of the registered owners of such shares. The
                         Transfer Agent shall be liable only for its own negligence and not for default or negligence of its correspondents, or for losses in transit. The
                         Fund shall not be liable for any default or negligence of the Transfer
                         Agent.

                         I (we) certify to my (our) legal capacity, or the capacity of the investor named above, to invest in and redeem shares of, and I (we) acknowledge receipt of a current prospectus of, Morgan Stanley Dean Witter New York
                         Municipal Money Market Trust and (we) further certify my (our) authority to sign and act for and on behalf of the investor.

                         Under penalties of perjury, I certify (1) that the number shown on this form is my correct taxpayer identification number and (2) that I am not subject to backup withholding either because I have not been notified that I am subject to backup withholding as a result of a failure to report all interest or dividends, or the Internal Revenue Service has notified me that
                         I am no longer subject to backup withholding. (Note: You must cross out item
                         (2) above if you have been notified by IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return.)

                         For Individual, Joint and Custodial Accounts for Minors, Check Applicable
                         Box:
                         / / I am a United States Citizen.       / / I am not a United States Citizen.

                                        SIGNATURE(S) (IF JOINT TENANTS, ALL MUST SIGN)
Name(s) must be signed   --------------------------------------------------------------------------------------------------------
exactly the same as      |                                             |                                                         |
shown on lines 1 to 4    --------------------------------------------------------------------------------------------------------
on the reverse side of   |SIGNATURE MUST BE KEPT WITHIN ABOVE AREA     |      SIGNATURE MUST BE KEPT WITHIN ABOVE AREA           |
this application         --------------------------------------------------------------------------------------------------------
                         |                                             |                                                         |
                         --------------------------------------------------------------------------------------------------------
                         |SIGNATURE MUST BE KEPT WITHIN ABOVE AREA     |      SIGNATURE MUST BE KEPT WITHIN ABOVE AREA           |
                         --------------------------------------------------------------------------------------------------------
                         SIGNED THIS ________________________ DAY OF ___________________, 20____.

                                         FOR CORPORATIONS, TRUSTS, PARTNERSHIPS AND OTHER ORGANIZATIONS
                         The following named persons are currently officers/trustees/general partners/other authorized signatories of the Registered Owner, and any * of them ("Authorized Person(s)") is/are currently authorized under the applicable governing document to act with full power to sell, assign or transfer securities of the Fund for the Registered Owner and to execute and deliver any instrument necessary to effectuate the authority hereby conferred:

In addition, complete                      NAME/TITLE                                       SIGNATURE
Section A or B below.    --------------------------------------------------------------------------------------------------------
                         |                                             |                                                         |
                         --------------------------------------------------------------------------------------------------------
                         |SIGNATURE MUST BE KEPT WITHIN ABOVE AREA     |      SIGNATURE MUST BE KEPT WITHIN ABOVE AREA           |
                         --------------------------------------------------------------------------------------------------------
                         |                                             |                                                         |
                         --------------------------------------------------------------------------------------------------------
                         |SIGNATURE MUST BE KEPT WITHIN ABOVE AREA     |      SIGNATURE MUST BE KEPT WITHIN ABOVE AREA           |
                         --------------------------------------------------------------------------------------------------------
                         |                                             |                                                         |
                         --------------------------------------------------------------------------------------------------------
                         |SIGNATURE MUST BE KEPT WITHIN ABOVE AREA     |      SIGNATURE MUST BE KEPT WITHIN ABOVE AREA           |
                         --------------------------------------------------------------------------------------------------------
                         SIGNED THIS _____________________  DAY OF ______________, 20____.
                         The Transfer Agent may, without inquiry, act only upon the instruction of ANY PERSON(S)
                         purporting to be (an) Authorized Person(s) as named in the Certification Form last received by the Transfer Agent. The Transfer Agent and the Fund shall not be liable for any claims, expenses (including legal fees) or losses resulting from the Transfer Agent having acted upon any instruction reasonably believed genuine.

                         --------------------------------------------------------------------------------------------------------
                         *INSERT A NUMBER. UNLESS OTHERWISE INDICATED, THE TRANSFER AGENT MAY HONOR INSTRUCTIONS OF ANY
                         ONE OF THE PERSONS NAMED ABOVE.
---------------------------------------------------------------------------------------------------------------------------------
SECTION (A)              NOTE: EITHER A SIGNATURE GUARANTEE OR CORPORATE SEAL IS
CORPORATIONS AND         REQUIRED.
INCORPORATED
ASSOCIATIONS ONLY.       I, _____________, Secretary of the Registered Owner, do hereby certify that at a meeting on _______ at which a quorum was present
SIGN ABOVE AND COM-      throughout, the Board of Directors of the corporation/the
PLETE THIS               officers of the association duly adopted a resolution, which
SECTION                  is in full force and effect and in accordance with the
                         Registered Owner's charter and by-laws, which resolution did the following: (1) empowered the above-named Authorized
                         Person(s) to effect securities transactions for the
                         Registered Owner on the terms described above;
                         (2) authorized the Secretary to certify, from time to time, the names and titles of the officers of the Registered Owner and to notify the Transfer Agent when changes in office
                         occur; and (3) authorized the Secretary to certify that such a resolution has been duly adopted and will remain in full force and effect until the Transfer Agent receives a duly
                         executed amendment to the Certification Form.

SIGNATURE                Witness my hand on behalf of the corporation/association
GUARANTEE**              this ________________ day of _______, 20___.
(or Corporate Seal)

                                              ---------------------------------------
                                                             Secretary**
                         The undersigned officer (other than the Secretary) hereby
                         certifies that the foregoing instrument has been signed by the Secretary of the corporation/association.
SIGNATURE
GUARANTEE**
(or Corporate Seal)                            ---------------------------------------
                                               Certifying Officer of the Corporation
                                                     or Incorporated Association**
---------------------------------------------------------------------------------------------------------------------------------
SECTION (B) ALL OTHER              NOTE: A SIGNATURE GUARANTEE IS REQUIRED.
INSTITUTIONAL
INVESTORS                 ------------------------------------------------------------------------
SIGNATURE                                         Certifying
GUARANTEE**                        Trustee(s)/General Partner(s)/Other(s)**

                          ------------------------------------------------------------------------
SIGN ABOVE AND COM-                               Certifying
PLETE THIS SECTION                 Trustee(s)/General Partner(s)/Other(s)**
                      ----------------------------------------------------------------------------
                         **SIGNATURE(S) MUST BE GUARANTEED BY AN ELIBIGLE GUARANTOR
---------------------------------------------------------------------------------------------------------------------------------
DEALER                   Above signature(s) guaranteed. Prospectus has been delivered by undersigned to above-named
(if any)                 applicant(s).
Completion by dealer
only                     ----------------------------------------------------    -------------------------------------------------
                         Firm Name                                               Office Number-Account Number at Dealer-F/A Number
                         ----------------------------------------------------    -------------------------------------------------
                         Address                                                 Financial Advisor's Last Name
                         ----------------------------------------------------    -------------------------------------------------
                         City, State, Zip Code                                   Branch Office

-Registered Trademark- 2000 Morgan Stanley Dean Witter Distributors Inc.

           individuals pay at least some federal taxes. Although interest on these securities is generally exempt from federal income tax, some taxpayers who have many tax deductions or exemptions nevertheless may have to pay tax on the income.

           If the Fund makes any capital gain distributions, those distributions will normally be subject to federal, New York State and New York City income tax when they are paid, whether you take them in cash or reinvest them in Fund shares. Any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable to you as long-term capital gains, no matter how long you have owned shares in the Fund.

           Every January, you will be sent a statement (IRS Form 1099-DIV) showing the distributions paid to you in the previous year. The statement provides information on your dividends and capital gains for tax purposes.

           When you open your Fund account, you should provide your social security or tax identification number on your investment application. By providing this information, you will avoid being subject to a federal backup withholding tax of 31% on taxable distributions and redemption proceeds. Any withheld amount would be sent to the IRS as an advance tax payment.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 fiscal years of the Fund. Certain information reflects financial results for a single Fund share throughout each year. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Fund's financial statements, is included in this PROSPECTUS.

FOR THE YEAR ENDED DECEMBER 31,                            1999         1998         1997         1996         1995
---------------------------------------------------------------------------------------------------------------------

 SELECTED PER SHARE DATA:
---------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                     $  1.00      $  1.00      $  1.00      $  1.00      $  1.00
---------------------------------------------------------------------------------------------------------------------
 Net income from investment operations                      0.023        0.025        0.026        0.025        0.028
---------------------------------------------------------------------------------------------------------------------
 Less dividends from net investment income                 (0.023)      (0.025)      (0.026)      (0.025)      (0.028)
---------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                           $  1.00      $  1.00      $  1.00      $  1.00      $  1.00
---------------------------------------------------------------------------------------------------------------------

 TOTAL RETURN                                                2.29%        2.53%        2.68%        2.53%        2.84%
---------------------------------------------------------------------------------------------------------------------

 RATIOS TO AVERAGE NET ASSETS:
---------------------------------------------------------------------------------------------------------------------
 Expenses                                                    0.88%(1)     0.87%(1)     0.96%(1)     0.95%(1)     1.01%(1)
---------------------------------------------------------------------------------------------------------------------
 Net investment income                                       2.25%        2.48%        2.64%        2.48%        2.79%
---------------------------------------------------------------------------------------------------------------------

 SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------
 Net assets, end of period, in thousands                  $62,009      $77,080      $49,336      $40,758      $39,108
---------------------------------------------------------------------------------------------------------------------

(1) Does not reflect the effect of the expense offset of 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER NEW YORK MUNICIPAL MONEY MARKET TRUST
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1999

PRINCIPAL
AMOUNT IN                                                                                  COUPON   DEMAND
THOUSANDS                                                                                  RATE+    DATE*       VALUE
------------------------------------------------------------------------------------------------------------------------
           NEW YORK TAX-EXEMPT SHORT-TERM VARIABLE RATE MUNICIPAL OBLIGATIONS (63.1%)
           Babylon Industrial Development Agency,
 $  200      OFS Equity of Babylon Ser 1989 (AMT)........................................   4.75%  01/03/00  $   200,000
  2,500      Ogden Martin System Ser 1998 (FSA)..........................................   5.05   01/07/00    2,500,000
    500    Nassau County Industrial Development Agency, 1999 Cold Spring Harbor
             Laboratory..................................................................   4.75   01/03/00      500,000
           New York City Cultural Resources Trust,
  1,200      Museum of Broadcasting Ser 1989.............................................   5.20   01/07/00    1,200,000
    500      Solomon R Guggenheim Foundation Ser 1990 B..................................   4.75   01/03/00      500,000
  2,600    New York City Housing Development Corporation, James Tower 1994 Ser A.........   5.20   01/07/00    2,600,000
           New York City Industrial Development Agency,
  1,900      National Audubon Society Inc Ser 1989.......................................   4.75   01/03/00    1,900,000
    950      The Columbia Grammar & Preparatory School Ser 1994..........................   5.50   01/07/00      950,000
  2,000    New York City Transitional Finance Authority, Fiscal 1999 Ser A Subser A-1....   5.50   01/07/00    2,000,000
  2,200    New York Local Government Assistance Corporation, Ser 1994 B..................   5.40   01/07/00    2,200,000
           New York State Dormitory Authority,
  1,400      Cornell University Ser 1990 B...............................................   4.75   01/03/00    1,400,000
  1,500      New York Public Library Ser 1998 B..........................................   5.55   01/07/00    1,500,000
  1,600      Oxford University Press Inc Ser 1993........................................   5.05   01/03/00    1,600,000
    950      The Metropolitan Museum of Art Ser 1993 A...................................   5.35   01/07/00      950,000
           New York State Energy Research & Development Authority,
  2,600      Brooklyn Union Gas Co Ser A-2 (MBIA)........................................   5.35   01/07/00    2,600,000
  2,000      New York State Electric & Gas Corp Ser 1985 A...............................   3.00   03/15/00    2,000,000
  2,400      New York State Electric & Gas Corp Ser 1994 D...............................   4.65   01/03/00    2,400,000
           New York State Housing Finance Agency,
  2,000      East 84th Street Ser A (AMT)................................................   5.60   01/07/00    2,000,000
  2,000      Normandie Court II 1987 Ser A (AMT).........................................   5.45   01/07/00    2,000,000
  3,000      Service Contract 1998 Ser A.................................................   5.70   01/07/00    3,000,000
  1,400    Port Authority of New York & New Jersey, Ser 2................................   4.90   01/03/00    1,400,000
  2,000    St Lawrence County Industrial Development Agency, Reynolds Metals Co Ser 1995
             (AMT).......................................................................   5.40   01/07/00    2,000,000
  1,000    Yonkers Industrial Development Agency, Sarah Lawrence College Ser 1997
             (MBIA)......................................................................   5.45   01/07/00    1,000,000
                                                                                                             -----------

           PUERTO RICO
    700    Puerto Rico Highway & Transportation Authority, Transportation 1998 Ser A
             (AMBAC).....................................................................   5.00   01/07/00      700,000
                                                                                                             -----------

           TOTAL NEW YORK TAX-EXEMPT SHORT-TERM VARIABLE RATE MUNICIPAL OBLIGATIONS
           (AMORTIZED COST $39,100,000)....................................................................   39,100,000
                                                                                                             -----------

                                                                                                    YIELD TO
                                                                                                    MATURITY
                                                                             COUPON    MATURITY    ON DATE OF
                                                                              RATE       DATE       PURCHASE
                                                                              ----     --------       ----
           NEW YORK TAX-EXEMPT COMMERCIAL PAPER (25.0%)
  1,000    Long Island Power Authority, Electric System Subser 3...........   3.80%    02/17/00       3.80%      1,000,000
  1,000    Metropolitan Transportation Authority, Transit Facilities
             Ser CP-1 Subser B BANs........................................   3.75     01/13/00       3.75       1,000,000
  1,000    New York City, 1994 Ser H Subser H-3 (FSA)......................   3.80     01/19/00       3.80       1,000,000
  1,500    New York State, Ser V BANs......................................   3.60     03/08/00       3.60       1,500,000

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER NEW YORK MUNICIPAL MONEY MARKET TRUST
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1999, CONTINUED

                                                                                                   YIELD TO
PRINCIPAL                                                                                          MATURITY
AMOUNT IN                                                                    COUPON   MATURITY     ON DATE OF
THOUSANDS                                                                    RATE       DATE       PURCHASE      VALUE
--------------------------------------------------------------------------------------------------------------------------
           New York State Dormitory Authority,
 $1,500      Columbia University 1997 Issue................................   3.70%    02/09/00       3.70%    $ 1,500,000
  1,500      Columbia University 1997 Issue................................   3.70     02/10/00       3.70       1,500,000
           New York State Environmental Quality,
  2,000      Ser 1998 A....................................................   3.65     02/08/00       3.65       2,000,000
  1,000      Ser 1997 A....................................................   3.70     02/17/00       3.70       1,000,000
           New York State Power Authority,
  1,000      Ser 2.........................................................   3.70     01/12/00       3.70       1,000,000
  1,000      Ser 2.........................................................   3.60     02/08/00       3.60       1,000,000

           PUERTO RICO
           Puerto Rico Government Development Bank,
  1,000      Ser 1996......................................................   3.40     01/25/00       3.40       1,000,000
  1,000      Ser 1996......................................................   3.25     01/26/00       3.25       1,000,000
  1,000      Ser 1996......................................................   3.55     01/27/00       3.55       1,000,000
                                                                                                               -----------

           TOTAL NEW YORK TAX-EXEMPT COMMERCIAL PAPER
           (AMORTIZED COST $15,500,000)......................................................................   15,500,000
                                                                                                               -----------

           NEW YORK TAX-EXEMPT SHORT-TERM MUNICIPAL NOTES (11.3%)
  1,500    Half Hollow Hills Central School District, Ser 1999-2000 TANs,
             dtd 07/08/99..................................................   4.00     06/29/00       3.35       1,504,636
  1,000    Massapequa Union Free School District, Ser 1999-2000 TANs,
             dtd 07/08/99..................................................   4.00     06/29/00       3.40       1,002,854
  2,000    Sachem Central School District, Ser 1999-2000 TANs,
             dtd 07/28/99..................................................   4.00     06/29/00       3.45       2,005,234
  1,500    Smithtown Central School District, Ser 1999-2000 TANs,
             dtd 06/29/99..................................................   4.00     06/26/00       3.35       1,504,557
  1,000    Three Village Central School District, Ser 1999-2000 TANs,
             dtd 07/14/99..................................................   4.00     06/30/00       3.40       1,002,869
                                                                                                               -----------

           TOTAL NEW YORK TAX-EXEMPT SHORT-TERM MUNICIPAL NOTES
           (AMORTIZED COST $7,020,150).......................................................................    7,020,150
                                                                                                               -----------

TOTAL INVESTMENTS (AMORTIZED COST $61,620,150) (A).........................................   99.4%    61,620,150

CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES.............................................    0.6        388,504
                                                                                             -----   ------------

NET ASSETS.................................................................................  100.0%  $ 62,008,654
                                                                                             -----   ------------
                                                                                             -----   ------------

---------------------

 AMT   Alternative Minimum Tax.
BANs   Bond Anticipation Notes.
TANs   Tax Anticipation Notes.
  +    Rate shown is the rate in effect at December 31, 1999.
  *    Date on which the principal amount can be recovered through demand.
 (a)   Cost is the same for federal income tax purposes.
BOND INSURANCE:
AMBAC  AMBAC Assurance Corporation.
 FSA   Financial Security Assurance Inc.
MBIA   Municipal Bond Investors Assurance Corporation.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER NEW YORK MUNICIPAL MONEY MARKET TRUST
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1999

ASSETS:
Investments in securities, at value
  (amortized cost $61,620,150).................................................................  $61,620,150
Cash...........................................................................................      239,970
Interest receivable............................................................................      358,909
Prepaid expenses and other assets..............................................................       12,949
                                                                                                 -----------

     TOTAL ASSETS..............................................................................   62,231,978
                                                                                                 -----------

LIABILITIES:
Payable for:
    Shares of beneficial interest repurchased..................................................      102,628
    Investment management fee..................................................................       27,356
    Plan of distribution fee...................................................................        5,471
Accrued expenses...............................................................................       87,869
                                                                                                 -----------

     TOTAL LIABILITIES.........................................................................      223,324
                                                                                                 -----------

     NET ASSETS................................................................................  $62,008,654
                                                                                                 ===========

COMPOSITION OF NET ASSETS:
Paid-in-capital................................................................................  $62,008,643
Accumulated undistributed net investment income................................................           11
                                                                                                 -----------

     NET ASSETS................................................................................  $62,008,654
                                                                                                 ===========

NET ASSET VALUE PER SHARE,
  62,008,643 SHARES OUTSTANDING (UNLIMITED SHARES AUTHORIZED OF $.01 PAR VALUE)................        $1.00
                                                                                                 ===========

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER NEW YORK MUNICIPAL MONEY MARKET TRUST
FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1999

NET INVESTMENT INCOME:

INTEREST INCOME.................................................................................  $2,258,851
                                                                                                  ----------

EXPENSES
Investment management fee.......................................................................     361,434
Professional fees...............................................................................      79,508
Plan of distribution fee........................................................................      69,518
Shareholder reports and notices.................................................................      53,495
Transfer agent fees and expenses................................................................      41,482
Trustees' fees and expenses.....................................................................      17,813
Custodian fees..................................................................................       6,622
Registration fees...............................................................................       5,748
Other...........................................................................................       1,427
                                                                                                  ----------

     TOTAL EXPENSES.............................................................................     637,047

Less: expense offset............................................................................      (6,622)
                                                                                                  ----------

     NET EXPENSES...............................................................................     630,425
                                                                                                  ----------

     NET INVESTMENT INCOME......................................................................  $1,628,426
                                                                                                  ==========

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER NEW YORK MUNICIPAL MONEY MARKET TRUST
FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF CHANGES IN NET ASSETS

                                                                         FOR THE YEAR       FOR THE YEAR
                                                                            ENDED              ENDED
                                                                        DECEMBER 31, 1999  DECEMBER 31, 1998
------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income.................................................    $  1,628,426        $ 1,530,141
Net realized gain.....................................................        --                      421
                                                                          ------------        -----------

     NET INCREASE.....................................................       1,628,426          1,530,562
                                                                          ------------        -----------

Dividends from net investment income..................................      (1,628,484)        (1,530,092)

Net increase (decrease) from transactions in shares of beneficial
  interest............................................................     (15,071,140)        27,743,794
                                                                          ------------        -----------

     NET INCREASE (DECREASE)..........................................     (15,071,198)        27,744,264

NET ASSETS:
Beginning of period...................................................      77,079,852         49,335,588
                                                                          ------------        -----------

     END OF PERIOD
    (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF $11 AND $69,
    RESPECTIVELY).....................................................    $ 62,008,654        $77,079,852
                                                                          ============        ===========

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER NEW YORK MUNICIPAL MONEY MARKET TRUST
NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 1999

1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter New York Municipal Money Market Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified, open-end management investment company. The Fund's investment objective is to provide a high level of daily income which is exempt from federal and New York income tax, consistent with stability of principal and liquidity. The Fund was organized as a Massachusetts business trust on December 28, 1989 and commenced operations on March 20, 1990.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- Portfolio securities are valued at amortized cost, which approximates market value.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined on the identified cost method. The Fund amortizes premiums and accretes discounts over the life of the respective securities. Interest income is accrued daily.

C. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to shareholders as of the close of each business day.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement with Morgan Stanley Dean Witter Advisors Inc. (the "Investment Manager"), the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.50% to the portion of daily net assets not exceeding $500 million; 0.425% to the portion of daily net assets exceeding $500 million but not exceeding $750 million; 0.375% to the portion of daily net assets exceeding $750 million but not exceeding $1 billion; 0.35% to the portion of daily net assets exceeding $1 billion but not exceeding

MORGAN STANLEY DEAN WITTER NEW YORK MUNICIPAL MONEY MARKET TRUST
NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 1999, CONTINUED

$1.5 billion; 0.325% to the portion of daily net assets exceeding $1.5 billion but not exceeding $2 billion; 0.30% to the portion of daily net assets exceeding $2 billion but not exceeding $2.5 billion; 0.275% to the portion of daily net assets exceeding $2.5 billion but not exceeding $3 billion; and 0.25% to the portion of daily net assets exceeding $3 billion.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

3. PLAN OF DISTRIBUTION

Morgan Stanley Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager, is the distributor of the Fund's shares and, in accordance with a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act, finances certain expenses in connection therewith.

Under the Plan, the Distributor bears the expense of all promotional and distribution related activities on behalf of the Fund, except for expenses that the Trustees determine to reimburse, as described below. The following activities and services may be provided by the Distributor and other broker-dealers under the Plan: (1) compensation to, and expenses of, Morgan Stanley Dean Witter Financial Advisors and other selected broker-dealers;
(2) sales incentives and bonuses to sales representatives and to marketing personnel in connection with promoting sales of the Fund's shares; (3) expenses incurred in connection with promoting sales of the Fund's shares; (4) preparing and distributing sales literature; and (5) providing advertising and promotional activities, including direct mail solicitation and television, radio, newspaper, magazine and other media advertisements.

The Fund is authorized to reimburse the Distributor for specific expenses the Distributor incurs or plans to incur in promoting the distribution of the Fund's shares. The amount of each monthly reimbursement payment may in no event exceed an amount equal to a payment at the annual rate of 0.15% of the Fund's average daily net assets during the month. Expenses incurred by the Distributor pursuant to the Plan in any fiscal year will not be reimbursed by the Fund through payments accrued in any subsequent fiscal year. For the year ended December 31, 1999, the distribution fee was accrued at the annual rate of 0.10%.

MORGAN STANLEY DEAN WITTER NEW YORK MUNICIPAL MONEY MARKET TRUST
NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 1999, CONTINUED

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales/maturities of portfolio securities for the year ended December 31, 1999 aggregated $166,489,580 and $181,680,000, respectively.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At December 31, 1999, the Fund had transfer agent fees and expenses payable of approximately $1,900.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended December 31, 1999 included in Trustees' fees and expenses in the Statement of Operations amounted to $5,464. At December 31, 1999, the Fund had an accrued pension liability of $50,387 which is included in accrued expenses in the Statement of Assets and Liabilities.

5. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest, at $1.00 per share, were as follows:

                                                                     FOR THE YEAR       FOR THE YEAR
                                                                         ENDED              ENDED
                                                                   DECEMBER 31, 1999  DECEMBER 31, 1998
                                                                   -----------------  -----------------
Shares sold......................................................     145,147,248         177,790,665
Shares issued in reinvestment of dividends.......................       1,628,484           1,530,092
                                                                     ------------       -------------
                                                                      146,775,732         179,320,757
Shares repurchased...............................................    (161,846,872)       (151,576,963)
                                                                     ------------       -------------
Net increase (decrease) in shares outstanding....................     (15,071,140)         27,743,794
                                                                     ============       =============

MORGAN STANLEY DEAN WITTER NEW YORK MUNICIPAL
MONEY MARKET TRUST
REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF MORGAN STANLEY DEAN WITTER NEW YORK MUNICIPAL MONEY MARKET TRUST

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Morgan Stanley Dean Witter New York Municipal Money Market Trust (the "Fund") at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10036
FEBRUARY 7, 2000

                      1999 FEDERAL TAX NOTICE (UNAUDITED)

       For the year ended December 31, 1999, all of the Fund's dividends from net investment income were exempt interest dividends, excludable from gross income for Federal income tax purposes.

NOTES

                      ----------------------------------------------------------

                      ----------------------------------------------------------

                      ----------------------------------------------------------

                      ----------------------------------------------------------

                      ----------------------------------------------------------

                      ----------------------------------------------------------

                      ----------------------------------------------------------

                      ----------------------------------------------------------

                      ----------------------------------------------------------

                      ----------------------------------------------------------

                      ----------------------------------------------------------

                      ----------------------------------------------------------

                      ----------------------------------------------------------

                      ----------------------------------------------------------

                      ----------------------------------------------------------

                      ----------------------------------------------------------

                      ----------------------------------------------------------

                      ----------------------------------------------------------

                      ----------------------------------------------------------

                      ----------------------------------------------------------

                      ----------------------------------------------------------

                      ----------------------------------------------------------

MORGAN STANLEY DEAN WITTER
FAMILY OF FUNDS

                           The Morgan Stanley Dean Witter Family of Funds offers investors a wide range of investment choices. Come on in and meet the family!
--------------------------------------------------------------------------------
 GROWTH FUNDS
---------------------------------

GROWTH FUNDS
Aggressive Equity Fund
American Opportunities Fund
Capital Growth Securities
Developing Growth Securities
Growth Fund
Market Leader Trust
Mid-Cap Equity Trust
Next Generation Trust
Small Cap Growth Fund
Special Value Fund
21st Century Trend Fund

THEME FUNDS
Financial Services Trust
Health Sciences Trust
Information Fund
Natural Resource Development Securities

GLOBAL/INTERNATIONAL FUNDS
Competitive Edge Fund - "Best Ideas" Portfolio
European Growth Fund
Fund of Funds - International Portfolio
International Fund
International SmallCap Fund
Japan Fund
Latin American Growth Fund
Pacific Growth Fund
--------------------------------------------------------------------------------
 GROWTH AND INCOME FUNDS
---------------------------------
Balanced Growth Fund
Balanced Income Fund
Convertible Securities Trust
Dividend Growth Securities
Equity Fund
Fund of Funds - Domestic Portfolio
Income Builder Fund
Mid-Cap Dividend Growth Securities
S&P 500 Index Fund
S&P 500 Select Fund
Strategist Fund
Total Market Index Fund
Total Return Trust
Value Fund
Value-Added Market Series/Equity Portfolio

THEME FUNDS
Real Estate Fund
Utilities Fund

GLOBAL FUNDS
Global Dividend Growth Securities
Global Utilities Fund
--------------------------------------------------------------------------------
 INCOME FUNDS
---------------------------------

GOVERNMENT INCOME FUNDS
Federal Securities Trust
Short-Term U.S. Treasury Trust
U.S. Government Securities Trust

DIVERSIFIED INCOME FUNDS
Diversified Income Trust

CORPORATE INCOME FUNDS
High Yield Securities
Intermediate Income Securities
Short-Term Bond Fund (NL)

GLOBAL INCOME FUNDS
North American Government Income Trust
World Wide Income Trust

TAX-FREE INCOME FUNDS
California Tax-Free Income Fund
Hawaii Municipal Trust (FSC)
Limited Term Municipal Trust (KL)
Multi-State Municipal Series Trust (FSC)
New York Tax-Free Income Fund
Tax-Exempt Securities Trust
--------------------------------------------------------------------------------
 MONEY MARKET FUNDS
---------------------------------

TAXABLE MONEY MARKET FUNDS
Liquid Asset Fund (MM)
U.S. Government Money Market Trust (MM)

TAX-FREE MONEY MARKET FUNDS
California Tax-Free Daily Income Trust (MM)
New York Municipal Money Market Trust (MM)
Tax-Free Daily Income Trust (MM)
There may be Funds created after this PROSPECTUS was published. Please consult the inside back cover of a new Fund's PROSPECTUS for its designation, e.g., Multi-Class Fund or Money Market Fund.

Unless otherwise noted, each listed Morgan Stanley Dean Witter Fund, except for North American Government Income Trust and Short-Term U.S. Treasury Trust, is a Multi-Class Fund. A Multi-Class Fund is a mutual fund offering multiple Classes of shares. The other types of funds are: NL - No-Load (Mutual) Fund; MM - Money Market Fund; FSC - A mutual fund sold with a front-end sales charge and a distribution (12b-1) fee.

                                                  PROSPECTUS - FEBRUARY 28, 2000

Additional information about the Fund's investments is available in the Fund's ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS (the current annual report is included in this PROSPECTUS). The Fund's STATEMENT OF ADDITIONAL INFORMATION also provides additional information about the Fund. The STATEMENT OF ADDITIONAL INFORMATION is incorporated herein by reference (legally is part of this PROSPECTUS). For a free copy of any of these documents, to request other information about the Fund, or to make shareholder inquiries, please call:

                                 (800) 869-NEWS

You also may obtain information about the Fund by calling your Morgan Stanley Dean Witter Financial Advisor or by visiting our Internet site at:

                         www.msdw.com/individual/funds

Information about the Fund (including the STATEMENT OF ADDITIONAL INFORMATION) can be viewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address:
publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.
Morgan Stanley Dean Witter
                                                              NEW YORK MUNICIPAL
                                                              MONEY MARKET TRUST

                               [BACK COVER PHOTO]

                                                  A MONEY MARKET FUND THAT SEEKS
                                                   TO PROVIDE AS HIGH A LEVEL OF
                                                DAILY INCOME EXEMPT FROM FEDERAL
                                                   AND NEW YORK INCOME TAX AS IS
                                                    CONSISTENT WITH STABILITY OF
                                                         PRINCIPAL AND LIQUIDITY

 TICKER SYMBOL: DWNXX

(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-5987)

STATEMENT OF ADDITIONAL INFORMATION           MORGAN STANLEY
FEBRUARY 28, 2000                             DEAN WITTER
                                              NEW YORK
                                              MUNICIPAL MONEY
                                              MARKET TRUST

--------------------------------------------------------------------------------

    This STATEMENT OF ADDITIONAL INFORMATION is not a PROSPECTUS. The PROSPECTUS (dated February 28, 2000) for the Morgan Stanley Dean Witter New York Municipal Money Market Trust may be obtained without charge from the Fund at its address or telephone number listed below or from Dean Witter Reynolds at any of its branch offices.

Morgan Stanley Dean Witter
New York Municipal Money Market Trust
Two World Trade Center
New York, New York 10048
(800) 869-NEWS

TABLE OF CONTENTS
--------------------------------------------------------------------------------


I. Fund History.............................................    4

II. Description of the Fund and Its Investments and Risks...    4

  A. Classification.........................................    4

  B. Investment Strategies and Risks........................    4

  C. Investment Objective/Policies/Restrictions.............   13

III. Management of the Fund.................................   14

  A. Board of Trustees......................................   14

  B. Management Information.................................   15

  C. Compensation...........................................   19

IV. Control Persons and Principal Holders of Securities.....   21

V. Investment Management and Other Services.................   21

  A. Investment Manager.....................................   21

  B. Principal Underwriter..................................   22

  C. Services Provided by the Investment Manager............   22

  D. Rule 12b-1 Plan........................................   23

  E. Other Service Providers................................   25

VI. Brokerage Allocation and Other Practices................   26

  A. Brokerage Transactions.................................   26

  B. Commissions............................................   26

  C. Brokerage Selection....................................   27

  D. Directed Brokerage.....................................   27

  E. Regular Broker-Dealers.................................   28

VII. Capital Stock and Other Securities.....................   28

VIII. Purchase, Redemption and Pricing of Shares............   28

  A. Purchase/Redemption of Shares..........................   28

  B. Offering Price.........................................   29

IX. Taxation of the Fund and Shareholders...................   31

X. Underwriters.............................................   33

XI. Calculation of Performance Data.........................   33

XII. Financial Statements...................................   34

GLOSSARY OF SELECTED DEFINED TERMS
--------------------------------------------------------------------------------

    The terms defined in this glossary are frequently used in this STATEMENT OF ADDITIONAL INFORMATION (other terms used occasionally are defined in the text of the document).

"CUSTODIAN"--The Bank of New York.

"DEAN WITTER REYNOLDS"--Dean Witter Reynolds Inc., a wholly-owned broker-dealer subsidiary of MSDW.

"DISTRIBUTOR"--Morgan Stanley Dean Witter Distributors Inc., a wholly-owned broker-dealer subsidiary of MSDW.

"FINANCIAL ADVISORS"--Morgan Stanley Dean Witter authorized financial services representatives.

"FUND"--Morgan Stanley Dean Witter New York Municipal Money Market Trust, a registered open-end investment company.

"INVESTMENT MANAGER"--Morgan Stanley Dean Witter Advisors Inc., a wholly-owned investment advisor subsidiary of MSDW.

"INDEPENDENT TRUSTEES"--Trustees who are not "INTERESTED PERSONS" (as defined by the Investment Company Act) of the Fund.

"MORGAN STANLEY & CO."--Morgan Stanley & Co. Incorporated, a wholly-owned broker-dealer subsidiary of MSDW.

"MORGAN STANLEY DEAN WITTER FUNDS"--Registered investment companies (i) for which the Investment Manager serves as the investment advisor and (ii) that hold themselves out to investors as related companies for investment and investor services.

"MSDW"--Morgan Stanley Dean Witter & Co., a preeminent global financial services firm.

"MSDW SERVICES COMPANY"--Morgan Stanley Dean Witter Services Company Inc., a wholly-owned fund services subsidiary of the Investment Manager.

"TRANSFER AGENT"--Morgan Stanley Dean Witter Trust FSB, a wholly-owned transfer agent subsidiary of MSDW.

"TRUSTEES"--The Board of Trustees of the Fund.

I. FUND HISTORY
--------------------------------------------------------------------------------

    The Fund was organized as a Massachusetts business trust, under a Declaration of Trust, on December 28, 1989, with the name Dean Witter/Sears New York Municipal Money Market Trust. On February 19, 1993, the Fund's name was changed to Dean Witter New York Municipal Money Market Trust. Effective June 22, 1998, the Fund's name was changed to Morgan Stanley Dean Witter New York Municipal Money Market Trust.

II. DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS
--------------------------------------------------------------------------------

A. CLASSIFICATION

    The Fund is an open-end, non-diversified management investment company whose investment objective is to provide as high a level of daily income exempt from federal and New York income tax as is consistent with stability of principal and liquidity.

B. INVESTMENT STRATEGIES AND RISKS

    The following discussion of the Fund's investment strategies and risks should be read with the sections of the Fund's PROSPECTUS titled "Principal Investment Strategies" and "Principal Risks."

    LEASE OBLIGATIONS. Included within the revenue bonds category in which the Fund may invest are participations in lease obligations or installment purchase contracts (collectively called "lease obligations") of municipalities. State and local governments issue lease obligations to acquire equipment and facilities.

    Lease obligations may have risks not normally associated with general obligation or other revenue bonds. Leases and installment purchase or conditional sale contracts (which may provide for title to the leased asset to pass eventually to the issuer) have developed as a means for governmental issuers to acquire property and equipment without the necessity of complying with the constitutional and statutory requirements generally applicable for the issuance of debt. Certain lease obligations contain "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on an annual or other periodic basis. Consequently, continued lease payments on those lease obligations containing "non-appropriation" clauses are dependent on future legislative actions. If such legislative actions do not occur, the holders of the lease obligation may experience difficulty in exercising their rights, including disposition of the property.

    TAXABLE SECURITIES. The Fund may invest up to 20% of its total assets in taxable money market instruments and repurchase agreements. Investments in taxable money market instruments would generally be made under any one of the following circumstances: (a) pending investment proceeds of sale of Fund shares or of portfolio securities; (b) pending settlement of purchases of portfolio securities; and (c) to maintain liquidity for the purpose of meeting anticipated redemptions. Only those non-New York tax-exempt securities which satisfy the standards established for New York tax-exempt securities may be purchased by the Fund.

    The types of taxable money market instruments in which the Fund may invest are limited to the following short-term fixed-income securities (maturing in one year or less from the time of purchase): (i) obligations of the United States Government, its agencies, instrumentalities or authorities; (ii) commercial paper rated P-1 by Moody's Investors Services, Inc. ("Moody's") or A-1 by Standard & Poor's Corporation ("S&P"); (iii) certificates of deposit of domestic banks with assets of $1 billion or more; and (iv) repurchase agreements with respect to portfolio securities.

    VARIABLE RATE AND FLOATING RATE OBLIGATIONS. The Fund may invest in Municipal Bonds and Municipal Notes ("Municipal Obligations") of the type called variable rate and floating rate obligations. The interest rate payable on a variable rate obligation is adjusted either at predesignated periodic intervals and, on a floating rate obligation, whenever there is a change in the market rate of interest on which the interest rate payable is based. Other features may include the right whereby the Fund may demand prepayment of the principal amount of the obligation prior to its stated maturity (a "demand feature") and the right of the issuer to prepay the principal amount prior to maturity. The principal benefit of a variable rate obligation is that the interest rate adjustment minimizes changes in the market value of the obligation. As a result, the purchase of variable rate and floating rate obligations should enhance the ability of the Fund to maintain a stable net asset value per share and to sell obligations prior to maturity at a price that is approximately the full principal amount of the obligations. The principal benefit to the Fund of purchasing obligations with a demand feature is that liquidity, and the ability of the Fund to obtain repayment of the full principal amount of an obligation prior to maturity, is enhanced. The payment of principal and interest by issuers of certain obligations purchased by the Fund may be guaranteed by letters of credit or other credit facilities offered by banks or other financial institutions. Such guarantees will be considered in determining whether an obligation meets the Fund's investment quality requirements.

    INDUSTRIAL DEVELOPMENT AND POLLUTION CONTROL BONDS. The Fund may invest more than 25% of its total assets in industrial development and pollution control bonds (two kinds of tax-exempt Municipal Bonds) whether or not the users of facilities financed by such bonds are in the same industry. In cases where such users are in the same industry, there may be additional risk to the Fund in the event of an economic downturn in such industry, which may result generally in a lowered need for such facilities and a lowered ability of such users to pay for the use of such facilities.

    PUT OPTIONS. The Fund may purchase securities together with the right to resell them to the seller at an agreed upon price or yield within a specified period prior to the maturity date of such securities. Such a right to resell is commonly known as a "put," and the aggregate price which the Fund pays for securities with puts may be higher than the price which otherwise would be paid for the securities. The primary purpose of this practice is to permit the Fund to be fully invested in securities, the interest on which is exempt from Federal and New York personal income tax, while preserving the necessary flexibility and liquidity to purchase securities on a when-issued basis, to meet unusually large redemptions and to purchase at a later date securities other than those subject to the put. The Fund's policy is, generally, to exercise the puts on their expiration date, when the exercise price is higher than the current market price for the related securities. Puts may be exercised prior to the expiration date in order to fund obligations to purchase other securities or to meet redemption requests. These obligations may arise during periods in which proceeds from sales of Fund shares and from recent sales of portfolio securities are insufficient to meet such obligations or when the funds available are otherwise allocated for investment. In addition, puts may be exercised prior to their expiration date in the event the Investment Manager revises its evaluation of the creditworthiness of the issuer of the underlying security. In determining whether to exercise puts prior to their expiration date and in selecting which puts to exercise in such circumstances, the Investment Manager considers, among other things, the amount of cash available to the Fund, the expiration dates of the available puts, any future commitments for securities purchases, the yield, quality and maturity dates of the underlying securities, alternative investment opportunities and the desirability of retaining the underlying securities in the Fund's portfolio.

    The Fund values securities which are subject to puts at their amortized cost and values the put, apart from the security, at zero. Thus, the cost of the put will be carried on the Fund's books as an unrealized loss from the date of acquisition and will be reflected in realized gain or loss when the put is exercised or expires. Since the value of the put is dependent on the ability of the put writer to meet its obligation to repurchase, the Fund's policy is to enter into put transactions only with municipal securities dealers who are approved by the Trustees. Each dealer will be approved on its own merits and it is the Fund's general policy to enter into put transactions only with those dealers which are determined to present minimal credit risks. In connection with such determination, the Trustees will review, among other things, the ratings, if available, of equity and debt securities of such municipal securities dealers, their reputations in the municipal securities markets, the net worth of such dealers and their efficiency in consummating transactions. Bank dealers normally will be members of the Federal Reserve System, and other dealers will be members of the National Association of Securities Dealers, Inc. or members of a national securities exchange. The Trustees have directed the Investment Manager not to enter into put transactions with, and to exercise outstanding puts of, any municipal securities dealer which, in the judgment of the Investment Manager, ceases at any time to present a minimal credit risk. In the event that a dealer should default on its obligation to repurchase an underlying security, the Fund is unable to predict whether all or any portion of any loss sustained could be subsequently recovered from such dealer. The Fund may not invest more than 10% of its total assets in puts at any given time. During the fiscal year ended December 31, 1999, the Fund did not purchase any put options.

    In Revenue Ruling 82-144, the Internal Revenue Service stated that, under certain circumstances, a purchaser of tax-exempt obligations which are subject to puts will be considered the owner of the obligations for Federal income tax purposes.

    REPURCHASE AGREEMENTS. The Fund may invest in repurchase agreements. When cash may be available for only a few days, it may be invested by the Fund in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Fund. These agreements, which may be viewed as a type of secured lending by the Fund, typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security serving as collateral at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The Fund will accrue interest from the institution until the time when the repurchase is to occur. Although this date is deemed by the Fund to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits.

    While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well capitalized and well established financial institutions, whose financial condition will be continuously monitored. In addition, the value of the collateral underlying the repurchase agreement will always be at least equal to the resale price which consists of the acquisition price paid to the seller of the securities plus the accrued resale premium which is defined as the amount specified in the repurchase agreement or the daily amortization of the difference between the acquisition price and the resale price specified in the repurchase agreement. Such collateral will consist entirely of securities that are direct obligations of, or that are fully guaranteed as to principal and interest by, the United States or any agency thereof, and/or certificates of deposit, bankers' acceptances which are eligible for acceptance by a Federal Reserve Bank, and, if the seller is a bank, mortgage related securities (as such term is defined in section 3(a)(41) of the Securities Exchange Act of 1934 that, at the time the repurchase agreement is entered into, are rated in the highest rating category by the Requisite NRSROs (as defined under Rule 2a-7 of the Investment Company Act of 1940). Additionally, Upon an Event of Insolvency (as defined under Rule 2a-7) with respect to the seller, the collateral must qualify the repurchase agreement for preferential treatment under a provision of applicable insolvency law providing an exclusion from any automatic stay of creditors' rights against the seller . In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral.

    However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of the Fund not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amount to more than 10% of its total assets. The Fund's investments in repurchase agreements may at times be substantial when, in the view of the Fund's investment manager, liquidity or other considerations warrant.

    WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. From time to time the Fund may purchase tax-exempt securities on a when-issued or delayed delivery basis. When these transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of commitment. While the Fund will only purchase securities on a when-issued, delayed delivery with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date.

    At the time the Fund makes the commitment to purchase or sell securities on a when-issued, delayed delivery, it will record the transaction and thereafter reflect the value, each day, of such security purchased, or if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued, delayed delivery may increase the volatility of its net asset value. The Fund will also establish a segregated account on the Fund's books in which it will continually maintain cash or cash equivalents or other liquid portfolio securities equal in value to commitments to purchase securities on a when-issued or delayed delivery basis.

    YEAR 2000. The investment management services provided to the Fund by the Investment Manager and the services provided to shareholders by the Distributor and the Transfer Agent depend on the smooth functioning of their computer systems. Many computer software systems in use today were designed in such a way that they may not be able to recognize the year 2000, but revert to 1900 or some other date, due to the manner in which dates were encoded and calculated. That failure could have a negative impact on the handling of securities trades, pricing and account services.

    Improperly functioning trading systems may result in settlement problems and liquidity issues. Corporate and governmental data processing errors could result in production problems for individual issuers and overall economic uncertainties. Operations ran smoothly from the last week in December through the first few weeks of January, but the year 2000 issue may yet have an adverse impact on financial market participants and other entities, including the issuers whose securities are contained in the Fund's portfolio.

    THE STATE OF NEW YORK--SPECIAL INVESTMENT CONSIDERATIONS. Since the Fund concentrates its investments in New York tax-exempt securities, the Fund is significantly affected by any political, economic or regulatory developments affecting the ability of New York tax-exempt issuers to pay interest or repay principal. Investors should be aware that certain issuers of New York tax-exempt securities have experienced serious financial difficulties in recent years. A reoccurrence of these difficulties may impair the ability of certain New York issuers to maintain debt service on their obligations.

    The fiscal stability of New York State is related to the fiscal stability of the State's municipalities, its agencies and authorities (which generally finance, construct and operate revenue-producing public benefit facilities). This is due in part to the fact that agencies, authorities and local governments in financial trouble often seek State financial assistance. The experience has been that if New York City or any of the agencies or authorities suffers serious financial difficulty, both the ability of the State, the City, the State's political subdivisions, the agencies and the authorities to obtain financing in the public credit markets and the market price of outstanding New York tax-exempt securities are adversely affected.

    Over the long term, the State and City face potential economic problems. The City accounts for a large portion of the State's population and personal income, and the City's financial health affects the State in numerous ways. The City continues to require significant financial assistance from the State. The City depends on State aid both to enable the City to balance its budget and to meet its cash requirements. The State could also be affected by the ability of the City to market its securities successfully in the public credit markets.

    The economic and financial condition of the State also may be affected by various financial, social, economic and political factors. Such factors can be very complex, may vary from fiscal year to fiscal year and are frequently the result of actions taken not only by the State and its agencies and instrumentalities, but also by entities, such as the Federal government, that are not under the control of the State.

    The following information on risk factors in concentrating in New York Municipal Obligations is only a summary, based on the State's Annual Information Statement, dated August 24, 1999, as supplemented on October 20, 1999, and on publicly available official statements relating to offerings of the City of municipal securities on or prior to November 3, 1999, and it does not purport to be a complete description of the considerations therein. No representation is made as to the accuracy of such information.

    During the mid-1970's, the State, some of its agencies, instrumentalities and public benefit corporations (the "Authorities"), and certain of its municipalities faced serious financial difficulties. To address many of these financial problems, the State developed various programs, many of which were successful in ameliorating the financial crisis. Any further financial problems experienced by these Authorities or municipalities could have a direct adverse effect on the New York Municipal Obligations in which the Fund invests.

    NEW YORK CITY
    GENERAL. The national economic downturn which began in July 1990 adversely affected the local economy, which had been declining since late 1989. As a result, the City experienced job losses in 1990 and 1991 and real Gross City Product ("GCP") fell in those two years. Beginning in 1992, the improvement in the national economy helped stabilize conditions in the City. Employment losses moderated toward year-end and real GCP increased, boosted by strong wage gains. After noticeable improvements in the City's economy during 1994, economic growth slowed in 1995 and thereafter improved commencing in calendar year 1996, reflecting improved securities industry earnings and employment in other sectors. Overall, the City's economic improvement accelerated significantly in 1997 and 1998. Much of the increase can be traced to the performance of the securities industry, but the City's economy also produced gains in the retail trade sector, the hotel and tourism industry, and business services, with private sector employment higher than previously forecasted. The City's current financial plan assumes that, after strong growth in 1998-1999, moderate economic growth will exist through calendar year 2003, with moderating job growth and wage increases.

    For each of the 1981 through 1999 fiscal years, the City had an operating surplus, before discretionary and other transfers, and achieved balanced operating results as reported in accordance with then applicable generally accepted accounting principles ("GAAP") after discretionary and other transfers. The City has been required to close substantial gaps between forecast revenues and forecast expenditures in order to maintain balanced operating results. There can be no assurance that the City will continue to maintain balanced operating results as required by State law without tax or other revenue increases or reductions in City services or entitlement programs, which could adversely affect the City's economic base.

    2000-2003 NEW YORK CITY FINANCIAL PLAN. The Mayor is responsible for preparing the City's financial plan including the current financial plan for the 2000 through 2003 fiscal years (the "2000-2003 Financial Plan," the "Financial Plan" or "City Plan").

    The Financial Plan projects revenues and expenditures for the 2000 fiscal year balanced in accordance with GAAP and projects gaps of $1.8 billion, $1.9 billion and $1.8 billion for the years 2001 through 2003, respectively. The Financial Plan takes into account an increase in projected tax revenues fiscal years 2000 through 2003; projected resources in fiscal years 2000 through 2003, respectively, from the receipt by the City of funds from the settlement of litigation with the leading cigarette companies; a reduction in the assumed collection of projected rent payments for the City's airports and a delay in the receipt of such payments from fiscal year 2000 to fiscal year 2001; net increases in spending in fiscal years 2000 through 2003, including spending for Medicaid, education initiatives, anti-smoking programs, employee fringe benefit costs, and other agency programs. In addition, the Financial Plan includes a proposed discretionary transfer in fiscal year 2000 to pay debt service due in fiscal year 2001 totaling $429 million, and a proposed discretionary transfer in fiscal year 2001 to pay debt service due in fiscal year 2002 totaling $345 million.

    The Financial Plan is based on numerous assumptions, including the condition of the City's and the region's economies and modest employment growth and the concomitant receipt of economically sensitive tax revenues in the amounts projected. The Financial Plan is subject to various other uncertainties and contingencies relating to, among other factors, the extent, if any, to which wage increases for City employees exceed the annual wage costs assumed for the 2000 through 2003 fiscal years; continuation of projected interest earnings assumptions for pension fund assets and current assumptions with respect to wages for City employees affecting the City's required pension fund contributions; the willingness and ability of the State to provide the aid contemplated by the Financial Plan and to take various other actions to assist the City; the ability of the Health and Hospitals Corporation, the Board of Education and other such agencies to maintain balanced budgets; the willingness of the Federal government to provide the amount of Federal aid contemplated in the Financial Plan; the impact on City revenues and expenditures of Federal and State welfare reform and any future legislation affecting Medicare or other entitlement programs; adoption of the City's budgets by the City Council in substantially the forms submitted by the Mayor; the ability of the City to implement cost reduction initiatives, and the success with which the City controls expenditures; the impact of conditions in the real estate market on real estate tax revenues; the City's ability to market its securities successfully in the public credit markets; and unanticipated expenditures that may be incurred as a result of the need to maintain the City's infrastructure.

    On July 14, 1999, the City Comptroller issued a report which projected a surplus for fiscal year 2000 of between $223 million and $891 million. In addition, the report projected budget gaps of between $1.8 billion and $3.5 billion, $1.7 billion and $3.6 billion, and $1.7 billion and $4.1 billion in fiscal years 2001 through 2003, respectively. The report further noted that the City Comptroller's forecast is contingent on the continued growth of the City economy and that the fear of renewed inflationary pressures has created uncertainty in the bond market which may dampen economic growth in the future.

    The City depends on aid from the State both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that there will not be reductions in State aid to the City from amounts currently projected; that, in future years State budgets will be adopted by the April 1 statutory deadline, or interim appropriations will be enacted; or that any such reductions or delays will not have adverse effects on the City's cash flow or expenditures. In addition, the Federal budget negotiation process could result in a reduction or a delay in the receipt of Federal grants which could have additional adverse effects on the City's cash flow or revenues.

    The City's projections set forth in the City Plan are based on various assumptions and contingencies which are uncertain and which may not materialize.

    Implementation of the Financial Plan is dependent upon the City's ability to market its securities successfully. The City's financing program for fiscal years 2000 through 2003 contemplates the issuance of $7.449 billion of general obligation bonds and $3.35 billion of bonds to be issued by the New York City Transitional Finance Authority (the "Finance Authority"). In addition, the City Plan anticipates access to approximately $2.4 billion in financing capacity of TSASC, Inc. ("TSASC"), which will issue debt secured by revenues derived from the settlement of litigation with tobacco companies selling cigarettes in the United States. The Finance Authority and TSASC were created to assist the City in financing its capital program while keeping City indebtedness within the forecast level of the constitutional restrictions on the amount of debt the City is authorized to incur. In addition, the City issues revenue and tax anticipation notes to finance its seasonal working capital requirements. The success of projected public sales of City, New York City Municipal Water Finance Authority ("Water Authority") Finance Authority, TSASC and other bond and notes will be subject to prevailing market conditions. The City's planned capital and operating expenditures are dependent upon the sale of its general obligation debt, as well as debt of the Water Authority, Finance Authority and TSASC. Future developments concerning the City and public discussion of such developments, as well as prevailing market conditions, may affect the market for outstanding City general obligation bonds and notes.

    The City Comptroller and other agencies and public officials, from time to time, issue reports and make public statements which, among other things, state that projected revenues and expenditures may be different from those forecasted in the City Plan.

    RATINGS. Moody's, S&P and Fitch IBCA, Inc. ("Fitch") currently rate the City's outstanding general obligation bonds A3, A- and A, respectively. Such ratings reflect only the views of Moody's, S&P and Fitch from which an explanation of the significance of such ratings may be obtained. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely. Any such downward revision or withdrawal could have an adverse effect on the market prices of the Bonds. On July 10, 1995, S&P revised its rating of City bonds downward to BBB+. On July 16, 1998, S&P revised its rating of City bonds upward to A-. Moody's rating of City bonds was revised in February 1998 to A3 from Baa1. On March 8, 1999, Fitch revised its rating of City bonds upward to A.

    OUTSTANDING NET INDEBTEDNESS. As of September 30, 1999, the City and the Municipal Assistance Corporation for the City of New York had, respectively, $26.313 billion and $2.846 billion of outstanding net long-term debt.

    LITIGATION. The City is a defendant in lawsuits pertaining to material matters, including claims asserted which are incidental to performing routine governmental and other functions. This litigation includes, but is not limited to, actions commenced and claims asserted against the City arising out of alleged constitutional violations, torts, breaches of contracts, and other violations of law and condemnation proceedings. While the ultimate outcome and fiscal impact, if any, of the proceedings and claims brought against the City are not currently predictable, adverse determinations in certain of them might have a material adverse effect upon the City's ability to carry out the Financial Plan. The Financial Plan includes provisions for judgements and claims of $393 million, $407 million, $429 million and $448 million for the 2000 through 2003 fiscal years, respectively. The City has estimated that its potential future liability on account of outstanding claims against it as of June 30, 1999 amounted to approximately $3.5 billion.

    NEW YORK STATE
    RECENT DEVELOPMENTS. The national economy has maintained a robust rate of growth during the past six quarters as the expansion, which is well into its ninth year, continues. The national expansion, if it continues through February 2000, will be the longest on record. Since early 1992, approximately 19 million jobs have been added nationally. Output growth has averaged 3.2 percent over this period, essentially the same as the 3.3 percent average annual growth during the post-World War II period. The State economy has also continued to expand, with over 600,000 jobs added since late 1992. Employment growth has been slower than in the nation during this period, although the State's relative performance has improved in the last two years. Growth in average wages in New York has generally outperformed the nation, while growth in personal income per capita has kept pace with the nation.

    The forecast for continued growth, and any resultant impact on the 1999-2000 New York State Financial Plan (the "State Plan"), contains some uncertainties. Stronger-than-expected gains in employment and wages could lead to unanticipated strong growth in consumer spending. Also, improvements in foreign economies may be weaker than expected and therefore, may have unanticipated effects on the domestic economy. The inflation rate may differ significantly from expectations due to the conflicting impacts of a tight labor market and improved productivity growth as well as to the future direction and magnitude of fluctuations of oil prices. In addition, the State economic forecast could over- or under-estimate the level of future bonus payments, financial sector profits or inflation growth, resulting in unexpected economic impacts. Similarly, the State forecast could fail to correctly estimate the amount of employment change in the banking, financial and other business service sectors as well as the direction of employment change that is likely to accompany telecommunications and energy deregulation.

    THE 1999-2000 FISCAL YEAR. The 1999-2000 Financial Plan projects a closing balance of $2.85 billion in the General Fund. Total receipts and transfers from other funds are projected to reach $39.31 billion, an increase of over $2.57 billion from the prior fiscal year, and disbursements and transfers to other funds are projected to be $37.36 billion, an increase of $868 million from the total disbursed in the prior fiscal year.

    Projections of total State receipts in the State Plan are based on the State tax structure in effect during the fiscal year and on assumptions relating to basic economic factors and their historical relationships to State tax receipts. In preparing projections of State receipts, economic forecasts relating to personal income, wages, consumption, profits and employment have been particularly important. The projection of receipts from most tax or revenue sources is generally made by estimating the change in yield of such tax or revenue source caused by economic and other factors, rather than by estimating the total yield of such tax or revenue source from its estimated tax base. The forecasting methodology, however, ensures that State fiscal year collection estimates for taxes that are based on a computation of annual liability, such as the business and personal income taxes, are consistent with estimates of total liability under such taxes.

    Projections of total State disbursements are based on assumptions relating to economic and demographic factors, potential collective bargaining agreements, levels of disbursements for various services provided by local governments (where the cost is partially reimbursed by the State), and the results of various administrative and statutory mechanisms in controlling disbursements for State operations. Factors that may affect the level of disbursements in the fiscal year include uncertainties relating to the economy of the nation and the State, the policies of the federal government, collective bargaining negotiations and changes in the demand for and use of State services.

    Despite recent budgetary surpluses recorded by the State, actions affecting the level of receipts and disbursements, the relative strength of the State and regional economy, and actions by the federal government could impact projected budget gaps for the State. These gaps would result from a disparity between recurring revenues and the costs of increasing the level of support for State programs. For example, the fiscal effects of tax reductions adopted in the last several fiscal years are projected to grow more substantially in the forecast period, continuing to restrain receipts levels and placing pressure on future spending levels. To address a potential imbalance in any given fiscal year, the State would be required to take actions to increase receipts and/or reduce disbursements as it enacts the budget for that year, and under the State Constitution, the Governor is required to propose a balanced budget each year. There can be no assurance, however, that the Legislature will enact the Governor's proposals or that the State's actions will be sufficient to preserve budgetary balance in a given fiscal year or to align recurring receipts and disbursements in future fiscal years.

    NEW YORK LOCAL GOVERNMENT ASSISTANCE CORPORATION. In 1990, as part of a State fiscal reform program, legislation was enacted creating the New York Loan Government Assistance Corporation ("LGAC"), a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments traditionally funded through the State's annual seasonal borrowing. The legislation empowered LGAC to issue bonds and notes in an amount to yield net proceeds not in excess of $4.7 billion (exclusive of certain refunding bonds). Over a period of years, the issuance of those long-term obligations, which will be amortized over no more than 30 years, is expected to result in eliminating the need for continued short-term seasonal borrowing. The legislation also dedicated revenues equal to one-percent of the four percent State sales and use tax to pay debt service on these bonds. The legislation also imposed a cap on the annual seasonal borrowing of the State at $4.7 billion, less net proceeds of bonds issued by LGAC and bonds issued to provide for capitalized interest, except in cases where the Governor and the legislative leaders have certified both the need for additional borrowing and provided a schedule for reducing it to the cap. If borrowing above the cap is thus permitted in any fiscal year, it is required by law to be reduced to the cap by the fourth fiscal year after the limit was first exceeded. This provision capping the seasonal borrowing was included as a covenant with LGAC's bondholders in the resolution authorizing such bonds.

    As of June 1995, LGAC has issued bonds and notes to provide net proceeds of $4.7 billion, completing the program. The impact of LGAC's borrowing, as well as other changes in revenue and spending patterns, is that the State has been able to meet its cash flow needs throughout the fiscal year without relying on short-term seasonal borrowings.

    COMPOSITION OF STATE GOVERNMENTAL FUNDS GROUP. Substantially all State non-pension financial operations are accounted for in the State's governmental funds group. Governmental funds include: (i) the General Fund, which receives all income not required by law to be deposited in another fund; (ii) Special Revenue Funds, which receive the preponderance of moneys received by the State from the Federal government and other income the use of which is legally restricted to certain purposes; (iii) Capital Projects Funds, used to finance the acquisition and construction of major capital facilities by the State and to aid in certain of such projects conducted by local governments or public authorities; and (iv) Debt Service Funds, which are used for the accumulation of moneys for the payment of principal of and interest on long-term debt and to meet lease-purchase and other contractual-obligation commitments.

    AUTHORITIES. The fiscal stability of the State is related to the fiscal stability of its public Authorities. Authorities have various responsibilities, including those which finance, construct and/or operate revenue-producing public facilities. Authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself, and may issue bonds and notes within the amounts and restrictions set forth in their legislative authorization. As of December 31, 1998, there were 17 Authorities that had outstanding debt of $100 million or more and the aggregate outstanding debt, including refunding bonds, of all Authorities was $94 billion, only a portion of which constitutes State-supported or State-related debt.

    Authorities generally pay their operating expenses and debt service costs from revenues generated by the projects they finance or operate, such as tolls charged for use of highways, bridges or tunnels, charges for electric power, electric and gas utility services, rentals charged for housing units and charges for occupancy at medical care facilities. In addition, State legislation authorizes several financing techniques for Authorities. Also, there are statutory arrangements providing for State local assistance payments otherwise payable to localities to be made under certain circumstances to Authorities. Although the State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to Authorities under these arrangements, if local assistance payments are diverted the affected localities could seek additional State assistance. Some Authorities also receive moneys from State appropriations to pay for the operating costs of certain of their programs.

    RATINGS. S&P rates the State's general obligation bonds A, and Moody's rates the State's general obligation bonds A2.

    Ratings reflect only the respective views of such organizations, and an explanation of the significance of such ratings must be obtained from the rating agency furnishing the same. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency originally establishing the rating, circumstances so warrant. A downward revision or withdrawal of such ratings, or either of them, may have an effect on the market price of the State Municipal Obligations in which the Fund invests.

    GENERAL OBLIGATION DEBT. As of March 31, 1999, the State had outstanding approximately $4.8 billion in general obligation bonds, including $185 million in bond anticipation notes outstanding. Principal and interest due on general obligation bonds and interest due on bond anticipation notes were $748.2 million for the 1998-99 fiscal years, and are estimated to be $730.7 million for the State's 1999-2000 fiscal year.

    LITIGATION. The State is a defendant in numerous legal proceedings pertaining to matters incidental to the performance of routine governmental operations. Such litigation includes, but is not limited to, claims asserted against the State arising from alleged torts, alleged breaches of contracts, condemnation proceedings miscellaneous civil rights cases and other alleged violations of State and Federal laws. These proceedings could affect adversely the financial condition of the State in the 1999-2000 fiscal year or thereafter.

    The State believes that the State Plan includes sufficient reserves for the payment of judgments that may be required during the 1999-2000 fiscal year. There can be no assurance, however, that an adverse decision in any of these proceedings would not exceed the amount of all potential State Plan reserves available for the payment of judgements and, therefore, could affect the ability of the State to maintain a balanced 1999-2000 State Plan. The General Purpose Financial Statements for the 1998-1999 fiscal year report estimated probable awarded and anticipated unfavorable judgements of $895 million, of which $132 million is expected to be paid during the 1999-2000 fiscal year.

    In addition, the State is party to other claims and litigation which its legal counsel has advised are not probable of adverse court decisions or are not deemed adverse and material. Although the amounts of potential losses resulting from this litigation, if any, are not presently determinable, it is the State's opinion that its ultimate liability in these cases is not expected to have a material and adverse effect on the State's financial position in the 1999-2000 fiscal year or thereafter.

    OTHER LOCALITIES. Certain localities outside the City have experienced financial problems and have requested and received additional State assistance during the last several state fiscal years. The potential impact on the State of any future request, by localities for additional oversight and financial assistance is not included in the projections of the State receipts and disbursements in the State's 1999-2000 fiscal year.

C. INVESTMENT OBJECTIVE/POLICIES/RESTRICTIONS

    The investment objective, policies and restrictions listed below have been adopted by the Fund as fundamental policies. Under the Investment Company Act of 1940 (the "Investment Company Act"), a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund. The Investment Company Act defines a majority as the lesser of (a) 67% or more of the shares present at a meeting of shareholders, if the holders of 50% of the outstanding shares of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding shares of the Fund. For purposes of the following restrictions: (i) all percentage limitations apply immediately after a purchase or initial investment; and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio.

    The Fund will:

         1. Seek to provide as high a level of daily income exempt from federal and New York income tax as is consistent with stability of principal and liquidity.

    In addition, for purposes of the following restrictions: (a) an "issuer" of a security is the entity whose assets and revenues are committed to the payment of interest and principal on that particular security, provided that the guarantee of a security will be considered a separate security and provided further that a guarantee of a security shall not be deemed a security issued by the guarantor if the value of all securities guaranteed by the guarantor and owned by the Fund does not exceed 10% of the value of the total assets of the Fund; (b) a "taxable security" is any security the interest on which is subject to federal income tax; and (c) all percentage limitations apply immediately after a purchase or initial investment, and any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio.

    The Fund may not:

         1.  Invest in common stock.

         2. Write, purchase or sell puts, calls, or combinations thereof, except that it may acquire rights to resell Municipal Obligations at an agreed upon price and at or within an agreed upon time.

         3. Invest 25% or more of the value of its total assets in taxable securities of issuers in any one industry (industrial development and pollution control bonds are grouped into industries based upon the business in which the issuers of such obligations are engaged). This restriction does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities or to Municipal Obligations, including those issued by the State of New York or its political subdivisions, or to domestic bank obligations.

         4. Invest in securities of any issuer if, to the knowledge of the Fund, any officer or trustee of the Fund or of the Investment Manager owns more than 1/2 of 1% of the outstanding securities of the issuer, and the officers and trustees who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of the issuer.

         5. Purchase or sell real estate or interests therein, although the Fund may purchase securities secured by real estate or interests therein.

         6.  Purchase or sell commodities or commodity futures contracts.

         7. Borrow money, except that the Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of the value of its total assets (not including the amount borrowed).

         8. Pledge its assets or assign or otherwise encumber them except to secure permitted borrowings. To meet the requirements of regulations in certain states, the Fund, as a matter of operating policy but not as a fundamental policy, will limit any pledge of its assets to 10% of its net assets so long as shares of the Fund are being sold in those states.

         9. Issue senior securities as defined in the Investment Company Act except insofar as the Fund may be deemed to have issued a senior security by reason of: (a) purchasing any securities on a when-issued or delayed delivery basis; or (b) borrowing money.

        10. Make loans of money or securities, except: (a) by the purchase of debt obligations; and (b) by investment in repurchase agreements.

        11.  Make short sales of securities.

        12. Purchase securities on margin, except for such short-term loans as are necessary for the clearance of purchases of portfolio securities.

        13. Engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the Securities Act in disposing of a portfolio security.

        14. Invest for the purpose of exercising control or management of any other issuer.

        15. Purchase oil, gas or other mineral leases, rights or royalty contracts, or exploration or development programs.

        16. Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets.

    Notwithstanding any other investment policy or restriction, the Fund may seek to achieve its investment objective by investing all or substantially all of its assets in another investment company having substantially the same investment objective and policies as the Fund.

III. MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

A. BOARD OF TRUSTEES

    The Board of Trustees of the Fund oversees the management of the Fund but does not itself manage the Fund. The Trustees review various services provided by or under the direction of the Investment Manager to ensure that the Fund's general investment policies and programs are properly carried out. The Trustees also conduct their review to ensure that administrative services are provided to the Fund in a satisfactory manner.

    Under state law, the duties of the Trustees are generally characterized as a duty of loyalty and a duty of care. The duty of loyalty requires a Trustee to exercise his or her powers in the interest of the Fund and not the Trustee's own interest or the interest of another person or organization. A Trustee satisfies his or her duty of care by acting in good faith with the care of an ordinarily prudent person and in a manner the Trustee reasonably believes to be in the best interest of the Fund and its shareholders.

B. MANAGEMENT INFORMATION

    TRUSTEES AND OFFICERS. The Board of the Fund consists of eight (8) Trustees. These same individuals also serve as directors or trustees for all of the Morgan Stanley Dean Witter Funds. Six Trustees (75% of the total number) have no affiliation or business connection with the Investment Manager or any of its affiliated persons and do not own any stock or other securities issued by the Investment Manager's parent company, MSDW. These are the "non-interested" or "independent" Trustees. The other two Trustees (the "management Trustees") are affiliated with the Investment Manager.

    The Trustees and executive officers of the Fund, their principal business occupations during the last five years and their affiliations, if any, with the Investment Manager, and with the Morgan Stanley Dean Witter Funds (there were 93 such Funds as of the calendar year ended December 31, 1999), are shown below.

  NAME, AGE, POSITION WITH FUND AND ADDRESS     PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
---------------------------------------------  -----------------------------------------------
Michael Bozic (59) ..........................  Vice Chairman of Kmart Corporation (since
Trustee                                        December 1998); Director or Trustee of the
c/o Kmart Corporation                          Morgan Stanley Dean Witter Funds; formerly
3100 West Big Beaver Road                      Chairman and Chief Executive Officer of Levitz
Troy, Michigan                                 Furniture Corporation (November 1995-November
                                               1998) and President and Chief Executive Officer
                                               of Hills Department Stores (May 1991-July
                                               1995); formerly variously Chairman, Chief
                                               Executive Officer, President and Chief
                                               Operating Officer (1987-1991) of the Sears
                                               Merchandise Group of Sears, Roebuck and Co.;
                                               Director of Weirton Steel Corporation.

Charles A. Fiumefreddo* (66) ................  Chairman, Director or Trustee and Chief
Chairman of the Board,                         Executive Officer of the Morgan Stanley Dean
Chief Executive Officer and Trustee            Witter Funds; formerly Chairman, Chief
Two World Trade Center                         Executive Officer and Director of the
New York, New York                             Investment Manager, the Distributor and MSDW
                                               Services Company; Executive Vice President and
                                               Director of Dean Witter Reynolds; Chairman and
                                               Director of the Transfer Agent; formerly
                                               Director and/or officer of various MSDW
                                               subsidiaries (until June 1998).

Edwin J. Garn (67) ..........................  Director or Trustee of the Morgan Stanley Dean
Trustee                                        Witter Funds; formerly United States Senator
c/o Huntsman Corporation                       (R-Utah) (1974-1992) and Chairman, Senate
500 Huntsman Way                               Banking Committee (1980-1986); formerly Mayor
Salt Lake City, Utah                           of Salt Lake City, Utah (1971-1974); formerly
                                               Astronaut, Space Shuttle Discovery (April
                                               12-19, 1985); Vice Chairman, Huntsman
                                               Corporation (chemical company); Director of
                                               Franklin Covey (time management systems), BMW
                                               Bank of North America, Inc. (industrial loan
                                               corporation), United Space Alliance (joint
                                               venture between Lockheed Martin and the Boeing
                                               Company) and Nuskin Asia Pacific (multilevel
                                               marketing); member of the board of various
                                               civic and charitable organizations.

  NAME, AGE, POSITION WITH FUND AND ADDRESS     PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
---------------------------------------------  -----------------------------------------------
Wayne E. Hedien (66) ........................  Retired; Director or Trustee of the Morgan
Trustee                                        Stanley Dean Witter Funds; Director of The PMI
c/o Mayer, Brown & Platt                       Group, Inc. (private mortgage insurance);
Counsel to the Independent Trustees            Trustee and Vice Chairman of The Field Museum
1675 Broadway                                  of Natural History; formerly associated with
New York, New York                             the Allstate Companies (1966-1994), most
                                               recently as Chairman of The Allstate
                                               Corporation (March 1993-December 1994) and
                                               Chairman and Chief Executive Officer of its
                                               wholly-owned subsidiary, Allstate Insurance
                                               Company (July 1989-December 1994); director of
                                               various other business and charitable
                                               organizations.

Dr. Manuel H. Johnson (51) ..................  Senior Partner, Johnson Smick International,
Trustee                                        Inc., a consulting firm; Co-Chairman and a
c/o Johnson Smick International, Inc.          founder of the Group of Seven Council (G7C), an
1133 Connecticut Avenue, N.W.                  international economic commission; Chairman of
Washington, D.C.                               the Audit Committee and Director or Trustee of
                                               the Morgan Stanley Dean Witter Funds; Director
                                               of Greenwich Capital Markets, Inc.
                                               (broker-dealer) and NVR, Inc. (home
                                               construction); Chairman and Trustee of the
                                               Financial Accounting Foundation (oversight
                                               organization of the Financial Accounting
                                               Standards Board); formerly Vice Chairman of the
                                               Board of Governors of the Federal Reserve
                                               System (1986-1990) and Assistant Secretary of
                                               the U.S. Treasury.

Michael E. Nugent (63) ......................  General Partner, Triumph Capital, L.P., a
Trustee                                        private investment partnership; Chairman of the
c/o Triumph Capital, L.P.                      Insurance Committee and Director or Trustee of
237 Park Avenue                                the Morgan Stanley Dean Witter Funds; formerly
New York, New York                             Vice President, Bankers Trust Company and BT
                                               Capital Corporation (1984-1988); director of
                                               various business organizations.

Philip J. Purcell* (56) .....................  Chairman of the Board of Directors and Chief
Trustee                                        Executive Officer of MSDW, Dean Witter Reynolds
1585 Broadway                                  and Novus Credit Services Inc.; Director of the
New York, New York                             Distributor; Director or Trustee of the Morgan
                                               Stanley Dean Witter Funds; Director of American
                                               Airlines, Inc. and its parent company, AMR
                                               Corporation; Director and/ or officer of
                                               various MSDW subsidiaries.

  NAME, AGE, POSITION WITH FUND AND ADDRESS     PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
---------------------------------------------  -----------------------------------------------
John L. Schroeder (69) ......................  Retired; Chairman of the Derivatives Committee
Trustee                                        and Director or Trustee of the Morgan Stanley
c/o Mayer, Brown & Platt                       Dean Witter Funds; Director of Citizens
Counsel to the Independent Trustees            Utilities Company (telecommunications, gas,
1675 Broadway                                  electric and water utilities company); formerly
New York, New York                             Executive Vice President and Chief Investment
                                               Officer of the Home Insurance Company (August,
                                               1991-September, 1995).

Mitchell M. Merin (46) ......................  President and Chief Operating Officer of Asset
President                                      Management of MSDW (since December, 1998);
Two World Trade Center                         President and Director (since April, 1997) and
New York, New York                             Chief Executive Officer (since June, 1998) of
                                               the Investment Manager and MSDW Services
                                               Company; Chairman, Chief Executive Officer and
                                               Director of the Distributor (since June, 1998);
                                               Chairman and Chief Executive Officer (since
                                               June, 1998) and Director (since January, 1998)
                                               of the Transfer Agent; Director of various MSDW
                                               subsidiaries; President of the Morgan Stanley
                                               Dean Witter Funds (since May, 1999); Trustee of
                                               various Van Kampen investment companies (since
                                               December 1999); previously Chief Strategic
                                               Officer of the Investment Manager and MSDW
                                               Services Company and Executive Vice President
                                               of the Distributor (April, 1997-June, 1998),
                                               Vice President of the Morgan Stanley Dean
                                               Witter Funds (May 1997-April 1999), and
                                               Executive Vice President of Dean Witter,
                                               Discover & Co.

Barry Fink (45) .............................  Executive Vice President (since December, 1999)
Vice President,                                and Secretary and General Counsel (since
Secretary and General Counsel                  February, 1997) and Director (since July, 1998)
Two World Trade Center                         of the Investment Manager and MSDW Services
New York, New York                             Company; Executive Vice President (since
                                               December, 1999) and Assistant Secretary and
                                               Assistant General Counsel (since February,
                                               1997) of the Distributor; Assistant Secretary
                                               of Dean Witter Reynolds (since August, 1996);
                                               Vice President, Secretary and General Counsel
                                               of the Morgan Stanley Dean Witter Funds (since
                                               February, 1997); previously Senior Vice
                                               President (March 1997-December 1999) First Vice
                                               President (June, 1993-February, 1997), Vice
                                               President and Assistant Secretary and Assistant
                                               General Counsel of the Investment Manager and
                                               MSDW Services Company Senior Vice President of
                                               the Distributor (March 1997-1999) and Assistant
                                               Secretary of the Morgan Stanley Dean Witter
                                               Funds.

  NAME, AGE, POSITION WITH FUND AND ADDRESS     PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
---------------------------------------------  -----------------------------------------------
Katherine H. Stromberg (51) .................  Senior Vice President of the Investment Manager
Vice President                                 (since December 1999); previously Vice
Two World Trade Center                         President of the Investment Manager; Vice
New York, New York                             President of various Morgan Stanley Dean Witter
                                               Funds.

Thomas F. Caloia (53) .......................  First Vice President and Assistant Treasurer of
Treasurer                                      the Investment Manager, the Distributor and
Two World Trade Center                         MSDW Services Company; Treasurer of the Morgan
New York, New York                             Stanley Dean Witter Funds.

------------------------
*Denotes Trustees who are "interested persons" of the Fund as defined by the Investment Company Act.

    In addition, RONALD E. ROBISON, Executive Vice President, Chief Administrative Officer and Director of the Investment Manager and MSDW Services Company, ROBERT S. GIAMBRONE, Senior Vice President of the Investment Manager, MSDW Services Company, the Distributor and the Transfer Agent and Director of the Transfer Agent, JOSEPH J. MCALINDEN, Executive Vice President and Chief Investment Officer of the Investment Manager and Director of the Transfer Agent, and PETER M. AVELAR, Senior Vice President of the Investment Manager and Director of the High Yield Group of the Investment Manager, JONATHAN R. PAGE, Senior Vice President of the Investment Manager and Director of the Money Market Group of the Investment Manager, JAMES F. WILLISON, Senior Vice President of the Investment Manager and Director of the Tax-Exempt Fixed Income Group of the Investment Manager JOSEPH R. ARCIERI, Senior Vice President of the Investment Manager and GERARD J. LIAN, Vice President of the Investment Manager, are Vice Presidents of the Fund.

    In addition, MARILYN K. CRANNEY, TODD LEBO, LOUANNE D. MCINNIS, CARSTEN OTTO and RUTH ROSSI, First Vice Presidents and Assistant General Counsels of the Investment Manager and MSDW Services Company and NATASHA KASSIAN, Assistant Vice President and Assistant General Counsel of the Investment Manager and MSDW Services Company, are Assistant Secretaries of the Fund.

    INDEPENDENT DIRECTORS/TRUSTEES AND THE COMMITTEES. Law and regulation establish both general guidelines and specific duties for the independent directors/trustees. The Morgan Stanley Dean Witter Funds seek as independent directors/trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Funds' boards, such individuals may reject other attractive assignments because the Funds make substantial demands on their time. All of the independent directors/trustees serve as members of the Audit Committee. In addition, three of the directors/trustees, including two independent directors/trustees, serve as members of the Derivatives Committee and the Insurance Committee.

    The independent directors/trustees are charged with recommending to the full board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing Fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among Funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The independent directors/trustees are required to select and nominate individuals to fill any independent directors/trustees vacancy on the board of any Fund that has a Rule 12b-1 plan of distribution. Most of the Morgan Stanley Dean Witter Funds have a Rule 12b-1 plan.

    The Audit Committee is charged with recommending to the full board the engagement or discharge of the Fund's independent accountants; directing investigations into matters within the scope of the independent accountants' duties, including the power to retain outside specialists; reviewing with the independent accountants the audit plan and results of the auditing engagement; approving professional services provided by the independent accountants and other accounting firms prior to the performance of the services; reviewing the independence of the independent accountants; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and preparing and submitting Committee meeting minutes to the full board.

    The board of each Fund has a Derivatives Committee to approve parameters for and monitor the activities of the Fund with respect to derivative investments, if any, made by the Fund.

    Finally, the board of each Fund has formed an Insurance Committee to review and monitor the insurance coverage maintained by the Fund.

    ADVANTAGES OF HAVING SAME INDIVIDUALS AS INDEPENDENT DIRECTORS/TRUSTEES FOR ALL MORGAN STANLEY DEAN WITTER FUNDS. The independent directors/trustees and the Funds' management believe that having the same independent directors/trustees for each of the Morgan Stanley Dean Witter Funds avoids the duplication of effort that would arise from having different groups of individuals serving as independent directors/trustees for each of the Funds or even of sub-groups of Funds. They believe that having the same individuals serve as independent directors/trustees of all the Funds tends to increase their knowledge and expertise regarding matters which affect the Fund complex generally and enhances their ability to negotiate on behalf of each Fund with the Fund's service providers. This arrangement also precludes the possibility of separate groups of independent directors/trustees arriving at conflicting decisions regarding operations and management of the Funds and avoids the cost and confusion that would likely ensue. Finally, having the same independent directors/trustees serve on all Fund boards enhances the ability of each Fund to obtain, at modest cost to each separate Fund, the services of independent directors/trustees, of the caliber, experience and business acumen of the individuals who serve as independent directors/trustees of the Morgan Stanley Dean Witter Funds.

    TRUSTEE AND OFFICER INDEMNIFICATION. The Fund's Declaration of Trust provides that no Trustee, officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his/her or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his/her or its duties. It also provides that all third persons shall look solely to the Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.

C. COMPENSATION

    The Fund pays each Independent Trustee an annual fee of $800 plus a per meeting fee of $50 for meetings of the Board of Trustees, the Independent Trustees or Committees of the Board of Trustees attended by the Trustee (the Fund pays the Chairman of the Audit Committee an additional annual fee of $750, and the Chairmen of the Derivatives and Insurance Committees additional annual fees of $500). If a Board meeting and a meeting of the Independent Trustees or a Committee meeting, or a meeting of the Independent Trustees and/or more than one Committee meeting, take place on a single day, the Trustees are paid a single meeting fee by the Fund. The Fund also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers of the Fund who are or have been employed by the Investment Manager or an affiliated company receive no compensation or expense reimbursement from the Fund for their services as Trustee.

    The following table illustrates the compensation that the Fund paid to its Independent Trustees for the fiscal year ended December 31, 1999.

                               FUND COMPENSATION

                                                               AGGREGATE
                                                             COMPENSATION
NAME OF INDEPENDENT TRUSTEE                                  FROM THE FUND
---------------------------                                  -------------
Michael Bozic...............................................   $1,550
Edwin J. Garn...............................................    1,600
Wayne E. Hedien.............................................    1,600
Dr. Manuel H. Johnson.......................................    2,100
Michael E. Nugent...........................................    1,933
John L. Schroeder...........................................    1,933

    The following table illustrates the compensation paid to the Fund's Independent Trustees for the calendar year ended December 31, 1999 for services to the 93 Morgan Stanley Dean Witter Funds that were in operation at December 31, 1999.

            CASH COMPENSATION FROM MORGAN STANLEY DEAN WITTER FUNDS


                                                                TOTAL CASH
                                                               COMPENSATION
                                                              FOR SERVICES TO
                                                                 93 MORGAN
                                                                  STANLEY
                                                                DEAN WITTER
NAME OF INDEPENDENT TRUSTEE                                        FUNDS
---------------------------                                   ---------------
Michael Bozic...............................................     $134,600
Edwin J. Garn...............................................      138,700
Wayne E. Hedien.............................................      138,700
Dr. Manuel H. Johnson.......................................      208,638
Michael E. Nugent...........................................      193,324
John L. Schroeder...........................................      193,324


    As of the date of this STATEMENT OF ADDITIONAL INFORMATION, 55 of the Morgan Stanley Dean Witter Funds, including the Fund, have adopted a retirement program under which an independent director/ trustee who retires after serving for at least five years (or such lesser period as may be determined by the Board) as an independent director/trustee of any Morgan Stanley Dean Witter Fund that has adopted the retirement program (each such Fund referred to as an "Adopting Fund" and each such trustee referred to as an "Eligible Trustee") is entitled to retirement payments upon reaching the eligible retirement age (normally, after attaining age 72). Annual payments are based upon length of service.

    Currently, upon retirement, each Eligible Trustee is entitled to receive from the Adopting Fund, commencing as of his or her retirement date and continuing for the remainder of his or her life, an annual retirement benefit (the "Regular Benefit") equal to 30.22% of his or her Eligible Compensation plus 0.5036667% of such Eligible Compensation for each full month of service as an independent director/ trustee of any Adopting Fund in excess of five years up to a maximum of 60.44% after ten years of service. The foregoing percentages may be changed by the Board.(1) "Eligible Compensation" is one-fifth of the total compensation earned by such Eligible Trustee for service to the Adopting Fund in the five year period prior to the date of the Eligible Trustee's retirement. Benefits under the retirement program are accrued as expenses on the books of the Adopting Funds. Such benefits are not secured or funded by the Adopting Funds.

    The following table illustrates the retirement benefits accrued to the Fund's Independent Trustees by the Fund for the year fiscal ended December 31, 1999 and by the 55 Morgan Stanley Dean Witter Funds (including the Fund) for the year ended December 31, 1999, and the estimated retirement benefits for the Independent Trustees, to commence upon their retirement, from the Fund as of December 31, 1999 and from the 55 Morgan Stanley Dean Witter Funds as of December 31, 1999.

   RETIREMENT BENEFITS FROM THE FUND AND ALL MORGAN STANLEY DEAN WITTER FUNDS

                                 FOR ALL ADOPTING FUNDS
                              -----------------------------   RETIREMENT BENEFITS     ESTIMATED ANNUAL
                                ESTIMATED                         ACCRUED AS              BENEFITS
                                CREDITED                           EXPENSES          UPON RETIREMENT(2)
                                  YEARS         ESTIMATED     -------------------   --------------------
                              OF SERVICE AT   PERCENTAGE OF               BY ALL      FROM     FROM ALL
                               RETIREMENT       ELIGIBLE       BY THE    ADOPTING     THE      ADOPTING
NAME OF INDEPENDENT TRUSTEE   (MAXIMUM 10)    COMPENSATION      FUND      FUNDS       FUND       FUNDS
---------------------------   -------------   -------------   --------   --------   --------   ---------
Michael Bozic...............        10           60.44%         $378     $ 20,933    $  907    $ 50,588
Edwin J. Garn...............        10           60.44           557       31,737       909      50,675
Wayne E. Hedien.............         9           51.37           711       39,566       771      43,000
Dr. Manuel H. Johnson.......        10           60.44           229       13,129     1,360      75,520
Michael E. Nugent...........        10           60.44           395       23,175     1,209      67,209
John L. Schroeder...........         8           50.37           768       41,558       955      52,994

------------------------
1 An Eligible Trustee may elect alternative payments of his or her retirement benefits based upon the combined life expectancy of the Eligible Trustee and his or her spouse on the date of such Eligible Trustee's retirement. In addition, the Eligible Trustee may elect that the surviving spouse's periodic payment of benefits will be equal to a lower percentage of the periodic amount when both spouses were alive. The amount estimated to be payable under this method, through the remainder of the later of the lives of the Eligible Trustee and spouse, will be the actuarial equivalent of the Regular Benefit.
2 Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in Footnote (1) on page 20.

IV. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
--------------------------------------------------------------------------------


    The following persons owned 5% or more of the outstanding shares of the Fund as of February 4, 2000: Emilio A. Fusco & Mary G. Fusco, JT TEN, 724 St. Marks Ln., Schenectady, NY 12309-4858 - 7.064% and Terrence Elkes, 12 Trails End, Rye, NY 10580-2227 - 5.550%.


    As of the date of this STATEMENT OF ADDITIONAL INFORMATION, the aggregate number of shares of beneficial interest of the Fund owned by the Fund's officers and Trustees as a group was less than 1% of the Fund's shares of beneficial interest outstanding.

V. INVESTMENT MANAGEMENT AND OTHER SERVICES
--------------------------------------------------------------------------------

A. INVESTMENT MANAGER

    The Investment Manager to the Fund is Morgan Stanley Dean Witter Advisors Inc., a Delaware corporation, whose address is Two World Trade Center, New York, NY 10048. The Investment Manager is a wholly-owned subsidiary of MSDW, a Delaware corporation. MSDW is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services.

    Pursuant to an Investment Management Agreement (the "Management Agreement") with the Investment Manager, the Fund has retained the Investment Manager to provide administrative services and manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Fund pays the Investment Manager monthly compensation calculated daily by applying the following annual rates to the net assets of the Fund, determined as of the close of business on every business day: 0.50% of the portion of the daily net assets not exceeding $500 million; 0.425% of the portion of the daily net assets exceeding $500 million but not exceeding $750 million; 0.375% of the portion of the daily net assets exceeding $750 million but not exceeding $1 billion; 0.35% of the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.325% of the portion of the daily net assets exceeding $1.5 billion but not exceeding $2 billion; 0.30% of the portion of the daily net assets exceeding $2 billion but not exceeding $2.5 billion; 0.275% of the portion of the daily net assets exceeding
$2.5 billion but not exceeding $3 billion; and 0.25% of the portion of the daily net assets exceeding $3 billion.

    For the fiscal years ended December 31, 1997, 1998 and 1999, the Investment Manager accrued total compensation under the Management Agreement in the amounts of $221,429, $308,510 and $361,434, respectively.

    The Investment Manager has retained its wholly-owned subsidiary, MSDW Services Company, to perform administrative services for the Fund.

B. PRINCIPAL UNDERWRITER

    The Fund's principal underwriter is the Distributor (which has the same address as the Investment Manager). In this capacity, the Fund's shares are distributed by the Distributor. The Distributor has entered into a selected dealer agreement with Dean Witter Reynolds, which through its own sales organization sells shares of the Fund. In addition, the Distributor may enter into similar agreements with other selected broker-dealers. The Distributor, a Delaware corporation, is a wholly-owned subsidiary of MSDW.

    The Distributor bears all expenses it may incur in providing services under the Distribution Agreement. The Distributor also pays certain expenses in connection with the distribution of the Fund's shares, including the costs of preparing, printing and distributing advertising or promotional materials, and the costs of printing and distributing prospectuses and supplements thereto used in connection with the offering and sale of the Fund's shares. The Fund bears the costs of initial typesetting, printing and distribution of prospectuses and supplements thereto to shareholders. The Fund also bears the costs of registering the Fund and its shares under federal and state securities laws and pays filing fees in accordance with state securities laws.

    The Fund and the Distributor have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act. Under the Distribution Agreement, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the Fund or its shareholders.

C. SERVICES PROVIDED BY THE INVESTMENT MANAGER

    The Investment Manager manages the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager obtains and evaluates the information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objective.

    Under the terms of the Management Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, the office space, facilities, equipment, clerical help, bookkeeping and certain legal services as the Fund may reasonably require in the conduct of its business, including the preparation of prospectuses, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of independent accountants and attorneys is, in the opinion of the Investment Manager, necessary or desirable). In addition, the Investment Manager pays the salaries of all personnel, including officers of the Fund, who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone service, heat, light, power and other utilities provided to the Fund.

    Expenses not expressly assumed by the Investment Manager under the Management Agreement or by the Distributor, will be paid by the Fund. These expenses include, but are not limited to: expenses of the Plan of Distribution pursuant to Rule 12b-1; charges and expenses of any registrar, custodian, stock transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing share certificates; registration costs of the Fund and its shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing prospectuses of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Manager or any corporate affiliate of the Investment Manager; all expenses incident to any dividend, withdrawal or redemption options; charges and expenses of any outside service used for pricing of the Fund's shares; fees and expenses of legal counsel, including counsel to the Trustees who are not interested persons of the Fund or of the Investment Manager (not including compensation or expenses of attorneys who are employees of the Investment Manager); fees and expenses of the Fund's independent accountants; membership dues of industry associations; interest on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund's operation.

    The Management Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Investment Manager is not liable to the Fund or any of its investors for any act or omission by the Investment Manager or for any losses sustained by the Fund or its investors.

    The Management Agreement will remain in effect from year to year, provided continuance of the Management Agreement is approved at least annually by the vote of the holders of a majority, as defined in the Investment Company Act, of the outstanding shares of the Fund, or by the Trustees; provided that in either event such continuance is approved annually by the vote of a majority of the Trustees, including a majority of the Independent Trustees.

D. RULE 12b-1 PLAN

    In accordance with a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act between the Fund and the Distributor, the Distributor provides certain services in connection with the promotion of sales of Fund shares (the "Plan").

    The Plan provides that the Distributor bears the expense of all promotional and distribution related activities on behalf of the Fund, except for expenses that the Trustees determine to reimburse, as described below. The following activities and services may be provided by the Distributor under the Plan: (1) compensation to and expenses of Dean Witter Reynolds' and other selected Broker-Dealers' Financial Advisors and other employees, including overhead and telephone expenses; (2) sales incentives and bonuses to sales representatives and to marketing personnel in connection with promoting sales of the Fund's shares; (3) expenses incurred in connection with promoting sales of the Fund's shares;

(4) preparing and distributing sales literature; and (5) providing advertising and promotional activities, including direct mail solicitation and television, radio, newspaper, magazine and other media advertisements.

    The Investment Manager will compensate Financial Advisors at an annual rate of 0.025% of the value of shares of the Fund acquired by exchange from an MSDW Open-end Fund provided that the shares exchanged would otherwise have been eligible for the payment of a retention fee. Such eligible shares must have been purchased after January 1, 2000 and held for at least one year. Shares owned in variable annuities, closed-end fund shares and shares held in 401(k) plans where the Transfer Agent or Dean Witter Reynolds's Retirement Plan Services is either recordkeeper or trustee are not eligible for a retention fee.

    The retention fees are paid by the Investment Manager from its own assets, which may include profits from investment management fees payable under the Management Agreement, as well as from borrowed funds.

    Dean Witter Reynolds Financial Advisors are paid an annual residual commission, currently a residual of up to 0.10% of the current value of the respective accounts for which they are the Financial Advisors of record. The residual is a charge which reflects residual commissions paid by Dean Witter Reynolds to its Financial Advisors and Dean Witter Reynolds' expenses associated with the servicing of shareholders' accounts, including the expenses of operating Dean Witter Reynolds' branch offices in connection with the servicing of shareholders' accounts, which expenses include lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies and other expenses relating to branch office serving of shareholder accounts.

    The Fund is authorized to reimburse specific expenses incurred or to be incurred in promoting the distribution of the Fund's shares. Reimbursement is made through payments at the end of each month. The amount of each monthly payment may in no event exceed an amount equal to a payment at the annual rate of 0.15 of 1% of the Fund's average daily net assets during the month. No interest or other financing charges will be incurred for which reimbursement payments under the Plan will be made. In addition, no interest charges, if any, incurred on any distribution expense incurred by the Distributor or other selected dealers pursuant to the Plan, will be reimbursable under the Plan. In the case of all expenses other than expenses representing a residual to Financial Advisors, such amounts shall be determined at the beginning of each calendar quarter by the Trustees, including a majority of the Independent 12b-1 Trustees. Expenses representing a residual to Financial Advisors may be reimbursed without prior determination. In the event that the Distributor proposes that monies shall be reimbursed for other than such expenses, then in making quarterly determinations of the amounts that may be expended by the Fund, the Investment Manager provides and the Trustees review a quarterly budget of projected incremental distribution expenses to be incurred on behalf of the Fund, together with a report explaining the purposes and anticipated benefits of incurring such expenses. The Trustees determine which particular expenses, and the portions thereof, that may be borne by the Fund, and in making such a determination shall consider the scope of the Distributor's commitment to promoting the distribution of the Fund's shares.

    The Fund reimbursed $69,518 to the Distributor pursuant to the Plan which amounted to 0.10 of 1% of the Fund's average daily net assets for the fiscal year ended December 31, 1999. Based upon the total amounts spent by the Distributor during the period, it is estimated that the amount paid by the Fund to the Distributor for distribution was spent in approximately the following ways: (i) advertising--$0; (ii) printing and mailing PROSPECTUSES to other than current shareholders--$0; (iii) compensation to underwriters--$0; (iv) compensation to dealers--$0; (v) compensation to sales personnel--$0; and
(vi) other, which includes payment to Dean Witter Reynolds for expenses substantially all of which relate to compensation of sales personnel and associated overhead expenses--$69,518. No payments under the Plan were made for interest, carrying or other financing charges.

    Under the Plan, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the Fund or its shareholders.

    Under the Plan, the Distributor provides the Fund, for review by the Trustees, and the Trustees review, promptly after the end of each calendar quarter, a written report regarding the incremental distribution expenses incurred on behalf of the Fund during such calendar quarter, which report includes (1) an itemization of the types of expenses and the purposes therefore;
(2) the amounts of such expenses; and (3) a description of the benefits derived by the Fund. In the Trustees' quarterly review of the Plan they consider its continued appropriateness and the level of compensation provided therein.

    No interested person of the Fund nor any Independent Trustee has any direct financial interest in the operation of the Plan except to the extent that the Distributor, the Investment Manager, Dean Witter Reynolds, MSDW Services Company or certain of their employees may be deemed to have such an interest as a result of benefits derived from the successful operation of the Plan or as a result of receiving a portion of the amounts expended thereunder by the Fund.

    On an annual basis, the Trustees, including a majority of the Independent Trustees, consider whether the Plan should be continued. Prior to approving the last continuation of the Plan, the Trustees requested and received from the Distributor and reviewed all the information which they deemed necessary to arrive at an informed determination. In making their determination to continue the Plan, the Trustees considered: (1) the Fund's experience under the Plan and whether such experience indicates that the Plan is operating as anticipated;
(2) the benefits the Fund had obtained, was obtaining and would be likely to obtain under the Plan, including that: (a) the Plan is essential in order to implement the Fund's method and to enable the Fund to continue to grow and avoid a pattern of net redemptions which, in turn, are essential for effective investment management; and (b) without the reimbursement of distribution and account maintenance expenses of Dean Witter Reynolds's branch offices made possible by the 12b-1 fees, Dean Witter Reynolds could not establish and maintain an effective system for distribution, servicing of Fund shareholders and maintenance of shareholder accounts; and (3) what services had been provided and were continuing to be provided under the Plan to the Fund and its shareholders. Based upon their review, the Trustees, including each of the Independent Trustees, determined that continuation of the Plan would be in the best interest of the Fund and would have a reasonable likelihood of continuing to benefit the Fund and its shareholders. In the Trustees' quarterly review of the Plan, they will consider its continued appropriateness and the level of compensation provided therein.

    The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval by the shareholders of the Fund, and all material amendments to the Plan must also be approved by the Trustees in the manner described above. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company Act) on not more than thirty days' written notice to any other party to the Plan. So long as the Plan is in effect, the election and nomination of Independent Trustees shall be committed to the discretion of the Independent Trustees.

E. OTHER SERVICE PROVIDERS

(1) TRANSFER AGENT/DIVIDEND-PAYING AGENT

    Morgan Stanley Dean Witter Trust FSB is the Transfer Agent for the Fund's shares and the Dividend Disbursing Agent for payment of dividends and distributions on Fund shares and Agent for shareholders under various investment plans. The principal business address of the Transfer Agent is Harborside Financial Center, Plaza Two, Jersey City, NJ 07311.

(2) CUSTODIAN AND INDEPENDENT ACCOUNTANTS

    The Bank of New York, 100 Church Street, New York, NY 10007 is the Custodian for the Fund's assets. Any of the Fund's cash balances with the Custodian in excess of $100,000 are unprotected by federal deposit insurance. These balances may, at times, be substantial.

    PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, NY 10036 serves as the independent accountants of the Fund. The independent accountants are responsible for auditing the annual financial statements of the Fund.

(3) AFFILIATED PERSONS

    The Transfer Agent is an affiliate of the Investment Manager, and of the Distributor. As Transfer Agent and Dividend Disbursing Agent, the Transfer Agent's responsibilities include maintaining shareholder accounts, disbursing cash dividends and reinvesting dividends, processing account registration changes, handling purchase and redemption transactions, mailing prospectuses and reports, mailing and tabulating proxies, processing share certificate transactions, and maintaining shareholder records and lists. For these services, the Transfer Agent receives a per shareholder account fee from the Fund and is reimbursed for its out-of-pocket expenses in connection with such services.

VI. BROKERAGE ALLOCATION AND OTHER PRACTICES
--------------------------------------------------------------------------------

A. BROKERAGE TRANSACTIONS

    Subject to the general supervision of the Trustees, the Investment Manager is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. The Fund expects that the primary market for the securities in which it intends to invest will generally be the over-the-counter market. Securities are generally traded in the over-the-counter market on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, generally referred to as the underwriter's concession or discount. On occasion the Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid.

    During the fiscal years ended December 31, 1997, 1998 and 1999, the Fund paid no such brokerage commissions or concessions.

B. COMMISSIONS

    Pursuant to an order of the SEC, the Fund may effect principal transactions in certain money market instruments with Dean Witter Reynolds. The Fund will limit its transactions with Dean Witter Reynolds to U.S. Government and Government Agency Securities, Bank Money Instruments (i.e. Certificates of Deposit and Bankers' Acceptances) and Commercial Paper (not including Tax-Exempt Municipal Paper). The transactions will be effected with Dean Witter Reynolds only when the price available from Dean Witter Reynolds is better than that available from other dealers.

    During the fiscal years ended December 31, 1997, 1998 and 1999, the Fund did not effect any principal transactions with Dean Witter Reynolds.

    Brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through Dean Witter Reynolds, Morgan Stanley & Co. and other affiliated brokers and dealers. In order for an affiliated broker or dealer to effect any portfolio transactions on an exchange for the Fund, the commissions, fees or other remuneration received by the affiliated broker or dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Trustees, including the Indepen-dent Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker or dealer are consistent with the foregoing standard. The Fund does not reduce the management fee it pays to the Investment Manager by any amount of the brokerage commissions it may pay to an affiliated broker or dealer.

    During the fiscal years ended December 31, 1997, 1998 and 1999, the Fund paid no brokerage commissions to an affiliated broker or dealer.

C. BROKERAGE SELECTION

    The policy of the Fund regarding purchases and sales of securities for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions.

    In seeking to implement the Fund's policies, the Investment Manager effects transactions with those brokers and dealers who the Investment Manager believes provide the most favorable prices and are capable of providing efficient executions. If the Investment Manager believes the prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Investment Manager. The services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities.

    The information and services received by the Investment Manager from brokers and dealers may be of benefit to the Investment Manager in the management of accounts of some of its other clients and may not in all cases benefit the Fund directly. While the receipt of such information and services is useful in varying degrees and would generally reduce the amount of research or services otherwise performed by the Investment Manager and thereby reduce its expenses, it is of indeterminable value and the Fund does not reduce the management fee it pays to the Investment Manager by any amount that may be attributable to the value of such services.

    Subject to the principle of obtaining best price and execution, the Investment Manager may consider a broker-dealer's sales of shares of the Fund as a factor in selecting from among those broker-dealers qualified to provide comparable prices and execution on the Fund's portfolio transactions. The Fund does not, however, require a broker-dealer to sell shares of the Fund in order for it to be considered to execute portfolio transactions, and will not enter into any arrangement whereby a specific amount or percentage of the Fund's transactions will be directed to a broker which sells shares of the Fund to customers. The Trustees review, periodically, the allocation of brokerage orders to monitor the operation of these policies.

    The Investment Manager currently serves as investment manager to a number of clients, including other investment companies, and may in the future act as investment manager or advisor to others. It is the practice of the Investment Manager to cause purchase and sale transactions to be allocated among the Fund and others whose assets it manages in such manner as it deems equitable. In making such allocations among the Fund and other client accounts, various factors may be considered, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts. In the case of certain initial and secondary public offerings, the Investment Manager utilizes a pro rata allocation process based on the size of the Morgan Stanley Dean Witter Funds involved and the number of shares available from the public offering.

D. DIRECTED BROKERAGE

    During the fiscal year ended December 31, 1999, the Fund did not pay any brokerage commissions to brokers because of research services provided.

E. REGULAR BROKER-DEALERS

    During the fiscal year ended December 31, 1999, the Fund did not purchase securities issued by brokers or dealers that were among the ten brokers or the ten dealers which executed transactions for or with the Fund in the largest dollar amounts during the year. At December 31, 1999, the Fund did not own any securities issued by any of such issuers.

VII. CAPITAL STOCK AND OTHER SECURITIES
--------------------------------------------------------------------------------

    The shareholders of the Fund are entitled to a full vote for each full share of beneficial interest held. The Fund is authorized to issue an unlimited number of shares of beneficial interest. All shares of beneficial interest of the Fund are of $0.01 par value and are equal as to earnings, assets and voting privileges.

    The Fund's Declaration of Trust permits the Trustees to authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional Classes of shares within any series. The Trustees have not presently authorized any such additional series or Classes of shares other than as set forth in the PROSPECTUS.

    The Fund is not required to hold annual meetings of shareholders and in ordinary circumstances the Fund does not intend to hold such meetings. The Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the Investment Company Act or the Declaration of Trust. Under certain circumstances, the Trustees may be removed by action of the Trustees. In addition, under certain circumstances, the shareholders may call a meeting to remove the Trustees and the Fund is required to provide assistance in communicating with shareholders about such a meeting. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.

    Under Massachusetts law, shareholders of a business trust may, under certain limited circumstances, be held personally liable as partners for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that notice of such Fund obligations include such disclaimer, and provides for indemnification out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of the Fund's assets and operations, the possibility of the Fund being unable to meet its obligations is remote and thus, in the opinion of Massachusetts counsel to the Fund, the risk to Fund shareholders of personal liability is remote.

    All of the Trustees have been elected by the shareholders of the Fund, most recently at a Special Meeting of Shareholders held on May 21, 1997. The Trustees themselves have the power to alter the number and the terms of office of the Trustees (as provided for in the Declaration of Trust), and they may at any time lengthen or shorten their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Trustees has been elected by the shareholders of the Fund.

VIII. PURCHASE, REDEMPTION AND PRICING OF SHARES
--------------------------------------------------------------------------------

A. PURCHASE/REDEMPTION OF SHARES

    Information concerning how Fund shares are offered to the public (and how they are redeemed and exchanged) is provided in the Fund's PROSPECTUS.

    TRANSFER AGENT AS AGENT. With respect to the redemption or repurchase of Fund shares, the application of proceeds to the purchase of new shares in the Fund or any other Morgan Stanley Dean Witter Funds and the general administration of the exchange privilege, the Transfer Agent acts as agent for the Distributor and for the shareholder's authorized broker-dealer, if any, in the performance of such functions. With respect to exchanges, redemptions or repurchases, the Transfer Agent shall be liable for its own negligence and not for the default or negligence of its correspondents or for losses in transit. The Fund shall not be liable for any default or negligence of the Transfer Agent, the Distributor or any authorized broker-dealer.

    The Distributor and any authorized broker-dealer have appointed the Transfer Agent to act as their agent in connection with the application of proceeds of any redemption of Fund shares to the purchase of shares of any other Morgan Stanley Dean Witter Fund and the general administration of the exchange privilege. No commission or discounts will be paid to the Distributor or any authorized broker-dealer for any transaction pursuant to the exchange privilege.

    REDEMPTIONS. A check drawn by a shareholder against his or her account in the Fund constitutes a request for redemption of a number of shares sufficient to provide proceeds equal to the amount of the check. Payment of the proceeds will normally be made on the next business day after receipt by the Transfer Agent of the check in proper form. If a check is presented for payment to the Transfer Agent by a shareholder or payee in person, the Transfer Agent will make payment by means of a check drawn on the Fund's account or, in the case of a shareholder payee, to the shareholder's predesignated bank account, but will not make payment in cash.

B. OFFERING PRICE

    The price of Fund shares, called "net asset value," is based on the value of the Fund's portfolio securities.

    The Fund utilizes the amortized cost method in valuing its portfolio securities for purposes of determining the net asset value of its shares. The Fund utilizes the amortized cost method in valuing its portfolio securities even though the portfolio securities may increase or decrease in market value, generally in connection with changes in interest rates. The amortized cost method of valuation involves valuing a security at its cost at the time of purchase adjusted by a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the investment. During such periods, the yield to investors in the Fund may differ somewhat from that obtained in a similar company which uses market-to-market values for all of its portfolio securities. For example, if the use of amortized cost resulted in a lower (higher) aggregate portfolio value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher (lower) yield than would result from investment in such a similar company and existing investors would receive less (more) investment income. The purpose of this method of calculation is to facilitate the maintenance of a constant net asset value per share of $1.00.

    The use of the amortized cost method to value the portfolio securities of the Fund and the maintenance of the per share net asset value of $1.00 is permitted pursuant to Rule 2a-7 of the Act (the "Rule") and is conditioned on its compliance with various conditions contained in the Rule including: (a) the Trustees are obligated, as a particular responsibility within the overall duty of care owed to the Fund's shareholders, to establish procedures reasonably designed, taking into account current market conditions and the Fund's investment objectives, to stabilize the net asset value per share as computed for the purpose of distribution and redemption at $1.00 per share; (b) the procedures include (i) calculation, at such intervals as the Trustees determine are appropriate and as are reasonable in light of current market conditions, of the deviation, if any, between net asset value per share using amortized cost to value portfolio securities and net asset value per share based upon available market quotations with respect to such portfolio securities; (ii) periodic review by the Trustees of the amount of deviation as well as methods used to calculate it; and (iii) maintenance of written records of the procedures, and the Trustees' considerations made pursuant to them and any actions taken upon such consideration; (c) the Trustees should consider what steps should be taken, if any, in the event of a difference of more than 1/2 of 1% between the two methods of valuation; and (d) the Trustees should take such action as they deem appropriate (such as shortening the average portfolio maturity, realizing gains or losses, withholding dividends or, as provided by the Declaration of Trust, reducing the number of outstanding shares of the Fund) to eliminate or reduce to the extent reasonably practicable material dilution or other unfair results to investors or existing shareholders which might arise from differences between the two method of valuation.

    Generally, for purposes of the procedures adopted under the Rule, the maturity of a portfolio security is deemed to be the period remaining (calculated from the trade date or such other date on which the Fund's interest in the instrument is subject to market action) until the date on which in accordance with the terms of the security the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.

    A variable rate security that is subject to a demand feature is deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand. A floating rate security that is subject to a demand feature is deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

    An "NRSRO" is a nationally recognized statistical rating organization. The term "Requisite NRSROs" means (i) any two NRSROs that have issued a rating with respect to a security or class of debt obligations of an issuer, or (ii) if only one NRSRO has issued a rating with respect to such security or issuer at the time a fund purchases or rolls over the security, that NRSRO.

    An Eligible Security is generally defined in the Rule to mean (i) a rated security with a remaining maturity of 397 calendar days or less that has received a rating from the Requisite NRSROs in one of the two highest short-term rating categories (within which there may be sub-categories or gradations indicating relative standing); or (ii) An Unrated Security that is of comparable quality to a security meeting the requirements of (1) above, as determined by Trustees; (iii) In addition, in the case of a security that is subject to a Demand Feature or Guarantee: (A) The Guarantee has received a rating from an NRSRO or the Guarantee is issued by a guarantor that has received a rating from an NRSRO with respect to a class of debt obligations (or any debt obligation within that class) that is comparable in priority and security to the Guarantee, unless: (1) the Guarantee is issued by a person that directly or indirectly, controls, is controlled by or is under a common control with the issuer of the security subject to the Guarantee (other than a sponsor or a Special Purpose Entity with respect to an Asset Backed Security: (2) the security subject to the Guarantee is a repurchase agreement that is Collateralized Fully; or (3) the Guarantee itself is a Government Security and (B) the issuer of the Demand Feature, or another institution, has undertaken promptly to notify the holder of the security in the event the Demand Feature or Guarantee is substituted with another Demand Feature or Guarantee (if such substitution is permissible under the terms of the Demand Feature or Guarantee). The Fund will limit its investments to securities that meet the requirements for Eligible Securities.

    As permitted by the Rule, the Trustees have delegated to the Fund's Investment Manager the authority to determine which securities present minimal credit risks and which unrated securities are comparable in quality to rated securities.

    Also, as required by the Rule, the Fund will limit its investments in securities, other than Government securities, so that, at the time of purchase:
(a) except as further limited in (b) below with regard to certain securities, with respect to 75% of its total assets, no more than 5% of its total assets will be invested in the securities of any one issuer; and (b) with respect to Eligible Securities that have received a rating in less than the highest category by any one of the NRSROs whose ratings are used to qualify the security as an Eligible Security, or that have been determined to be of comparable quality: (i) no more than 5% in the aggregate of the Fund's total assets in all such securities, and (ii) no more than the greater of 1% of total assets, or $1 million, in the securities on any one issuer.

    The presence of a line of credit or other credit facility offered by a bank or other financial institution which guarantees the payment obligation of the issuer, in the event of a default in the payment of principal or interest of an obligation, may be taken into account in determining whether an investment is an Eligible Security, provided that the guarantee itself is an Eligible Security.

    The Rule further requires that the Fund limit its investments to U.S. dollar-denominated instruments which the Trustees determine present minimal credit risks and which are Eligible Securities. The Rule also requires the Fund to maintain a dollar-weighted average portfolio maturity (not more than 90 days) appropriate to its objective of maintaining a stable net asset value of $1.00 per share and precludes the purchase of any instrument with a remaining maturity of more than 397 days. Should the disposition of a portfolio security result in a dollar-weighted average portfolio maturity of more than 90 days, the Fund will invest its available cash in such a manner as to reduce such maturity to 90 days or less a soon as is reasonably practicable.

    If the Trustees determine that it is no longer in the best interests of the Fund and its shareholders to maintain a stable price of $1 per share or if the Trustees believe that maintaining such price no longer reflects a market-based net asset value per share, the Trustees have the right to change from an amortized cost basis of valuation to valuation based on market quotations. The Fund will notify shareholders of the Fund of any such change.

IX. TAXATION OF THE FUND AND SHAREHOLDERS
--------------------------------------------------------------------------------

    The Fund generally will make three basic types of distributions: tax exempt dividends, ordinary dividends and long-term capital gain distributions. These types of distributions are reported differently on a shareholder's income tax return and they are also subject to different rates of tax. The tax treatment of the investment activities of the Fund will affect the amount and timing and character of the distributions made by the Fund. Shareholders are urged to consult their own tax professionals regarding specific questions as to federal, state or local taxes.

    INVESTMENT COMPANY TAXATION. The Fund intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986. As such, the Fund will not be subject to federal income tax on its net investment income and capital gains, if any, to the extent that it distributes such income and capital gains to its shareholders.

    The Fund generally intends to distribute sufficient income and gains so that the Fund will not pay corporate income tax on its earnings. The Fund also generally intends to distribute to its shareholders in each calendar year a sufficient amount of ordinary income and capital gains to avoid the imposition of a 4% excise tax. However, the Fund may instead determine to retain all or part of any ordinary income or capital gains in any year for reinvestment. In such event, the Fund will pay federal income tax (and possibly excise tax) on such retained gains.

    Gains or losses on sales of securities by the Fund will be long-term capital gains or losses if the securities have a tax holding period of more than one year. Gains or losses on the sale of securities with a tax holding period of one year or less will be short-term gains or losses.

    In computing net investment income, the Fund will amortize any premiums and original issue discounts on securities owned, if applicable. Capital gains or losses realized upon sale or maturity of such securities will be based on their amortized cost.

    All or a portion of any of the Fund's gain from tax-exempt obligations purchased at a market discount may be treated as ordinary income rather than capital gain.

    From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal securities. Similar proposals may be introduced in the future. If such a proposal were enacted, the availability of municipal securities for investment by the Fund could be affected. In that event, the Fund would re-evaluate its investment objective and policies.

    TAXATION OF DIVIDENDS AND DISTRIBUTIONS. The Fund intends to qualify to pay "exempt-interest dividends" to its shareholders by maintaining, as of the close of each quarter-end of each of its taxable years, at least 50% of the value of its assets in tax-exempt securities. An exempt-interest dividend is that part of the dividend distributions made by the Fund which consists of interest received by the Fund on tax-exempt securities upon which the shareholder incurs no federal income taxes. Exempt-interest dividends are included, however, in determining what portion, if any, of a person's Social Security benefits are subject to federal income tax.



    The Fund intends to invest a portion of its assets in certain "private activity bonds." As a result, a portion of the exempt-interest dividends paid by the Fund will be an item of tax preference to shareholders subject to the alternative minimum tax. Certain corporations which are subject to the alternative minimum tax may also have to include exempt-interest dividends in calculating their alternative minimum taxable income in situations where the "adjusted current earnings" of the corporation exceeds its alternative minimum taxable income.


    Shareholders will be subject to federal income tax on dividends paid from interest income derived from taxable securities and on distributions of net short-term capital gains. Such dividends and distributions are taxable to the shareholder as ordinary dividend income regardless of whether the shareholder receives such distributions in additional shares or in cash. Distributions of long-term capital gains, if any, are taxable as long-term capital gains, regardless of how long the shareholder has held the Fund shares and regardless of whether the distribution is received in additional shares or in cash. The maximum tax rate on long-term capital gains realized by non-corporate shareholders is 20%. Since the Fund's income is expected to be derived entirely from interest rather than dividends, it is anticipated that no portion of such dividend distributions will be eligible for the federal dividends received deduction available to corporations.

    Shareholders are generally taxed on any ordinary dividend or capital gain distributions from the Fund in the year they are actually distributed. However, if any such dividends or distributions are declared in October, November or December and paid in January then such amounts will be treated for tax purposes as received by the shareholders on December 31, to shareholders of record of such month.

    Shareholders who are not citizens or residents of the United States and certain foreign entities may be subject to withholding of United States tax on distributions made by the Fund of any taxable interest income and short term capital gains.

    After the end of each calendar year, shareholders will be sent information on their dividends and capital gain distributions for tax purposes, including the portion taxable as ordinary income, the portion taxable as long-term capital gains and the percentage of any distributions which constitute an item of tax preference for purposes of the alternative minimum tax.

    PURCHASES AND REDEMPTIONS AND EXCHANGES OF FUND SHARES. Any dividend or capital gains distribution received by a shareholder from the Fund will have the effect of reducing the net asset value of the shareholder's stock in the Fund by the exact amount of the dividend or capital gains distribution. Furthermore, capital gains distributions and some portion of the dividends may be subject to federal income taxes. If the net asset value of the shares should be reduced below a shareholder's cost as a result of the payment of dividends or the distribution of realized long-term capital gains, such payment or distribution would be in part a return of the shareholder's investment but nonetheless would be taxable to the shareholder. Therefore, an investor should consider the tax implications of purchasing Fund shares immediately prior to a distribution record date.

    In general, a sale of shares results in capital gain or loss, and for individual shareholders, is taxable at a federal rate dependent upon the length of time the shares were held. A redemption of a shareholder's Fund shares is normally treated as a sale for tax purposes. Fund shares held for a period of one year or less will, for tax purposes, generally result in short-term gains or losses and those held for more than one year generally result in long-term gain or loss. Under current law, the maximum tax rate on long-term capital gains realized by non-corporate shareholders is 20%.

    Any loss realized by shareholders upon a sale or redemption of shares within six months of the date of their purchase will be treated as a long-term capital loss to the extent of any distributions of net long-term capital gains with respect to such shares during the six-month period. If a shareholder of the Fund receives exempt-interest dividends with respect to any share and if such share is held by the shareholder for six months or less, then any loss on the sale or redemption of such share may, to the extent of such exempt-interest dividends, be disallowed.

    Gain or loss on the sale or redemption of shares in the Fund is measured by the difference between the amount received and the tax basis of the shares. Shareholders should keep records of investments made (including shares acquired through reinvestment of dividends and distributions) so they can compute the tax basis of their shares. Under certain circumstances a shareholder may compute and use an average cost basis in determining the gain or loss on the sale or redemption of shares.

    Exchanges of Fund shares for shares of another fund, including shares of other Morgan Stanley Dean Witter Funds, are also subject to similar tax treatment. Such an exchange is treated for tax purposes as a sale of the original shares in the first fund, followed by the purchase of shares in the second fund.

    If a shareholder realizes a loss on the redemption or exchange of a fund's shares and reinvests in that fund's shares within 30 days before or after the redemption or exchange, the transactions may be subject to the "wash sale" rules, resulting in a postponement of the recognition of such loss for tax purposes.

    Interest on indebtedness incurred by shareholders to purchase or carry shares of the Fund is not deductible. Furthermore, entities or persons who are "substantial users" (or related persons) of facilities financed by industrial development bonds should consult their tax advisers before purchasing shares of the Fund. "Substantial user" is defined generally by Treasury Regulation Section 1.103-11(b) as including a "non-exempt person" who regularly uses in a trade or business a part of a facility financed from the proceeds of industrial development bonds.

    NEW YORK STATE AND CITY TAX

    To the extent that dividends are derived from interest on New York tax-exempt securities, such dividends will also be exempt from New York State and City personal income taxes. Interest on indebtedness incurred or continued to purchase or carry shares of an investment company paying exempt-interest dividends, such as the Fund, may not be deductible by the investor for State or City personal income tax purposes.

    The foregoing relates to federal income taxation and to New York State and City personal income taxation as in effect as of the date of the PROSPECTUS. Distributions from investment income and capital gains, including exempt-interest dividends, may be subject to New York franchise taxes if received by a corporation doing business in New York, to state taxes in states other than New York and to local taxes.

X. UNDERWRITERS
--------------------------------------------------------------------------------

    The Fund's shares are offered to the public on a continuous basis. The Distributor, as the principal underwriter of the shares, has certain obligations under the Distribution Agreement concerning the distribution of the shares. These obligations and the compensation the Distributor receives are described above in the sections titled "Principal Underwriter" and "Rule 12b-1 Plan."

XI. CALCULATION OF PERFORMANCE DATA
--------------------------------------------------------------------------------

    The Fund's current yield for the seven days ending December 31, 1999 was 3.30%. The seven day effective yield on December 31, 1999, was 3.35% assuming daily compounding.

    The Fund's annualized current yield, as may be quoted from time to time in advertisements and other communications to shareholders and potential investors, is computed by determining, for a stated seven-day period, the net change, exclusive of capital changes and including the value of additional shares purchased with dividends and any dividends declared therefrom (which reflect deductions of all expenses of the Fund such as management fees), in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7).

    The Fund's annualized effective yield, as may be quoted from time to time in advertisements and other communications to shareholders and potential investors, is computed by determining (for the same stated seven-day period as for the current yield), the net change, exclusive of capital changes and including the value of additional shares purchased with dividends and any dividends declared therefrom (which reflect deductions of all expenses of the Fund such as management fees), in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

    The yields quoted in any advertisement or other communication should not be considered a representation of the yields of the Fund in the future since the yield is not fixed. Actual yields will depend not only on the type, quality and maturities of the investments held by the Fund and changes in interest rates on such investments, but also on changes in the Fund's expenses during the period.

    Yield information may be useful in reviewing the performance of the Fund and for providing a basis for comparison with other investment alternatives. However, unlike bank deposits or other investments which typically pay a fixed yield for a stated period of time, the Fund's yield fluctuates.

    Based upon a combined Federal and New York personal income tax bracket of 43.74%, the Fund's tax-equivalent yield for the seven days ending December 31, 1999, was 5.87%.

    Tax-equivalent yield is computed by dividing that portion of the current yield (calculated as described above) which is tax-exempt by 1 minus a stated tax rate and adding the quotient to that portion, if any, of the yield of the Fund that is not tax-exempt. The Fund may also advertise the growth of hypothetical investments of $10,000, $50,000 and $100,000 in shares of the Fund by adding the sum of all distributions on 10,000, 50,000 or 100,000 shares of the Fund since inception to $10,000, $50,000 and $100,000, as the case may be. Investments of $10,000, $50,000 and $100,000 in the Fund at inception would have grown to $12,939, $64,695 and $129,390, respectively, at December 31, 1999.

XII. FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    EXPERTS. The financial statements of the Fund for the fiscal year ended December 31, 1999 included in the PROSPECTUS and incorporated by reference in this STATEMENT OF ADDITIONAL INFORMATION have been so included and incorporated in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

                                     *****

    This STATEMENT OF ADDITIONAL INFORMATION and the PROSPECTUS do not contain all of the information set forth in the REGISTRATION STATEMENT the Fund has filed with the SEC. The complete REGISTRATION STATEMENT may be obtained from the SEC.